SCHEDULE 14A INFORMATION

                    Proxy Statement Pursuant to Section 14(a)
                     of the Securities Exchange Act of 1934
                               (Amendment No.___ )

Filed by the Registrant                     [x]

Filed by a party other than the Registrant  [ ]

Check the appropriate box:

    [x] Preliminary Proxy Statement

    [ ] Confidential,  for Use of the  Commission  Only  (as  permitted  by Rule
        14a-6(e)(2))

    [ ] Definitive Proxy Statement

    [ ] Definitive Additional Materials

    [ ] Soliciting Material Pursuant to ss. 240.14a-11(c) or ss. 240.14a-12

                           U.S. GLOBAL INVESTORS FUNDS
                               ------------------
                               BONNEL GROWTH FUND
                                 MEGATRENDS FUND
                          REGENT EASTERN EUROPEAN FUND
                (Name of Registrant as Specified In Its Charter)

                                 NOT APPLICABLE
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

    [x] No fee required

    [ ] Fee computed on table below per Exchange Act Rules  14a-6(i)(1) and 0-11
        (1) Title of each class of securities to which transaction applies:
        (2) Aggregate number of securities to which transaction applies:
        (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
        (4) Proposed maximum aggregate value of transaction:
        (5) Total fee paid:

    [ ] Fee paid previously with preliminary materials.

    [ ] Check box if any part of the fee is offset as provided  by Exchange  Act
        Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
        (1) Amount Previously Paid:
        (2) Form, Schedule or Registration Statement No.:
        (3) Filing Party:
        (4) Date Filed:

                       ---------------------------------------------------------
                       PRELIMINARY NOTICE OF SPECIAL MEETING AND PROXY STATEMENT
                       ---------------------------------------------------------

June 26, 2000



Dear Shareholder:

Enclosed is a proxy statement describing important proposals for you to consider. You are eligible to vote on these proposals because you were a shareholder of record of one or more of the funds listed below on June 19, 2000.

   o   China Region Opportunity Fund
   o   All American Equity Fund
   o   Real Estate Fund
   o   Equity Income Fund
   o   Gold Shares Fund
   o   World Gold Fund
   o   Global Resources Fund
   o   Tax Free Fund
   o   Near-Term Tax Free Fund
   o   U.S. Government Securities Savings Fund
   o   U.S. Treasury Securities Cash Fund

I'm sure you, like most people, lead a busy life and are tempted to put this proxy aside. Please don't. When shareholders do not vote, the funds incur additional expenses to pay for follow-up mailings and telephone calls. Please take a few minutes to review this proxy statement and sign and return the proxy card today or you can vote on the Internet or by telephone (see enclosed instructions).

The board of trustees has unanimously approved these proposals and recommends a vote "FOR" each one. If you have any questions regarding the issues to be voted on or need assistance completing your proxy card, please contact us at 1-800-873-8637 weekdays from 7:00 a.m. to 7:00 p.m. central daylight time.

I appreciate your taking the time to consider these important proposals. Thank you for investing with U.S. Global Investors Funds.

Sincerely,



Susan B. McGee
President, General Counsel

                                                              President's Letter
                                                                    Page 1 of 24

                                     [GRAPHIC: U.S. GLOBAL INVESTORS, INC. LOGO]

Proxy Statement

June 26, 2000

IMPORTANT VOTING INFORMATION INSIDE!

                                Table of Contents

PROXY STATEMENT SUMMARY ...................................................    2

NOTICE OF SPECIAL JOINT MEETING OF SHAREHOLDERS OF U.S. ...................
   GLOBAL INVESTORS FUNDS .................................................    4

PROXY STATEMENT FOR SPECIAL JOINT MEETING OF SHAREHOLDERS OF U.S. GLOBAL
    INVESTORS FUNDS .......................................................    5

    PROPOSAL ONE - ALL FUNDS - TO ELECT TWO TRUSTEES ......................    7

    PROPOSAL TWO - ALL FUNDS - TO RATIFY THE SELECTION OF INDEPENDENT
       AUDITORS ...........................................................    9

    PROPOSAL THREE - ALL FUNDS - TO AUTHORIZE THE TRUSTEES TO ADOPT
       AN AMENDED AND RESTATED MASTER TRUST AGREEMENT .....................    9

PROPOSAL FOUR - TO RECLASSIFY OR AMEND CERTAIN INVESTMENT RESTRICTIONS ....   10
    PROPOSAL 4A - All Funds - To Amend the Fundamental Investment
         Restriction Concerning the Issuance of Senior Securities .........   10
    PROPOSAL 4B - All Funds - To Amend the Fundamental Investment
          Restriction Concerning Underwriting .............................   11
    PROPOSAL 4C - All Funds - To Amend the Fundamental Investment
          Limitation Concerning Borrowing .................................   11
    PROPOSAL 4D - All Funds - To Amend the Fundamental Investment
          Restriction Concerning Investments in Real Estate ...............   12
    PROPOSAL 4E - All Funds - To Amend the Fundamental Investment
          Restriction Concerning Purchase or Sale of Commodities or
          Commodity Futures Contracts .....................................   13
    PROPOSAL 4F - All Funds - To Amend the Fundamental Investment
          Restriction Concerning the Lending of Assets ....................   13
    PROPOSAL 4G - All Funds - To Amend and Reclassify the Fundamental
          Investment Restriction Concerning Margin Purchases
          of Securities ...................................................   14
    PROPOSAL 4H - All Funds - To Amend and Reclassify the Fundamental
          Investment Restriction Concerning Short Sales ...................   14
    PROPOSAL 4I - All Funds - To Eliminate the Fundamental Investment
          Restriction Concerning Restricted Securities ....................   15
    PROPOSAL 4J - Gold Shares Fund - To Eliminate the Fundamental
          Investment Restriction Concerning Investments in
          Restricted Securities of Issuers with less than Two Years of
          Continuous Operations ...........................................   15
    PROPOSAL 4K - Gold Shares Fund - To Eliminate the Fundamental
          Investment Restriction Concerning Investments in Warrants .......   15
    PROPOSAL 4L - U.S. Treasury Securities Cash Fund and
          U.S. Government Securities Savings Fund - To Amend the
          Fundamental Investment Restriction Concerning Industry
          Concentration ...................................................   16
    PROPOSAL 4M - All Funds except the Gold Shares, World Gold and
          Global Resources Funds - To Eliminate the Fundamental
          Issuer Percentage Restriction of Investments ....................   16

  PROPOSAL FIVE - CHINA REGION OPPORTUNITY FUND - TO CHANGE THE
     STATUS OF THE CHINA REGION OPPORTUNITY FUND TO
     NONDIVERSIFIED STATUS ................................................   17

  PROPOSAL SIX - REAL ESTATE FUND - TO LIQUIDATE THE REAL ESTATE FUND .....   18

  EXHIBIT 1 - FORM OF AMENDED AND RESTATED MASTER TRUST AGREEMENT .........   20


                                                         Proxy Statement Summary
                                                                    Page 1 of 24

                             PROXY STATEMENT SUMMARY

The following questions and answers provide a brief summary of the proposals to be considered at the special meeting of shareholders. The information below is qualified in its entirety by more detailed information contained elsewhere in this proxy statement. Please read all of the enclosed proxy materials before voting.

I'M A SMALL INVESTOR. WHY SHOULD I BOTHER TO VOTE?

       Your vote makes a difference. If many shareholders just like you fail to vote, the funds may not receive enough votes to hold the meeting. If this happens, the trustees will solicit votes again - a costly proposition for the funds.

WHEN WILL THE SPECIAL MEETING BE HELD? WHO IS ELIGIBLE TO VOTE?

       The meeting will be held on Monday, August 17, 2000, at 10:00 a.m. Central Daylight time, at 7900 Callaghan Road, San Antonio, Texas. This will be a business meeting only. There will be no presentations about the funds. The record date for the meeting is the close of business June 19, 2000. Only shareholders who own shares on the record date are entitled to vote at the meeting.

WHAT AM I BEING ASKED TO VOTE UPON?

       All shareholders are being asked to vote on four items:

       1.  Election of two Trustees
       2.  Ratification of the selection of Auditors
       3.  Approval of an amended and restated master trust agreement
       4.  Reclassification or amendment of certain investment restrictions

       In addition, shareholders of the China Region Opportunity Fund are being asked to vote on a proposal to change the fund's classification to "non-diversified" and shareholders of the Real Estate Fund are voting on a proposal to approve liquidation of the fund.

HOW DO THE TRUSTEES RECOMMEND THAT I VOTE ON THESE PROPOSALS?

       The trustees unanimously recommend that you vote "FOR" all proposals.

WHEN WILL THE PROPOSALS TAKE EFFECT IF APPROVED?

       The proposals will take effect on November 1, 2000.

WHO IS ASKING FOR MY VOTE?

       Your board of trustees is asking you to sign and return the enclosed proxy card so your votes can be cast at the meeting. In the event the meeting is adjourned, these proxies also would be voted at the reconvened meeting.

HOW DO I VOTE MY SHARES?

       We've made it easy for you. You can vote through the Internet, by mail, or in person.

         o To vote through the Internet, just visit the website address indicated on the enclosed instructions (you will need the control number that appears on your proxy card).

         o To vote by telephone, just dial the toll free number indicated on the enclosed sheet and follow the instructions that you hear on the phone.

                                                         Proxy Statement Summary
                                                                    Page 2 of 24

       We encourage you to vote by Internet or telephone, using the control number that appears on your proxy card. These voting methods will save the funds a good deal of money because the fund will not have to pay for return- mail postage.

        o To vote by mail, sign and send us the enclosed proxy card in the envelope provided. Note: If you vote by internet or telephone, please do not return your proxy card.

        o   Or, you can vote in person at the meeting on August 17, 2000.

I PLAN TO VOTE ON THE INTERNET OR TELEPHONE. HOW DOES INTERNET OR TELEPHONE VOTING WORK?

       Just follow the instructions on the enclosed sheet.

I PLAN TO VOTE BY MAIL. HOW SHOULD I SIGN MY PROXY CARD?

       If you are an individual account owner, please sign exactly as your name appears on the proxy card. Either owner of a joint account may sign the proxy card, but the signer's name must exactly match one that appears on the card. You should sign proxy cards for other types of accounts in a way that indicates your authority (for instance, "John Doe, Custodian").

IF I SEND MY PROXY IN NOW, CAN I CHANGE MY VOTE LATER?

       A proxy can be revoked at any time by:

         o Revoting through the Internet or by telephone, o Sending us another proxy card, o Writing to us, or

         o Attending the meeting and voting in person. Even if you plan to attend the meeting and vote in person, we ask that you return the enclosed proxy card. Doing so will help us ensure that an adequate number of shares are present at the meeting.

If you have any questions regarding the proxy statement or need assistance in voting your shares, please call us at 816-531-5575 weekdays from 7 a.m. to 7 p.m. Central Daylight time.

                                                         Proxy Statement Summary
                                                                    Page 3 of 24

               NOTICE OF SPECIAL JOINT MEETING OF SHAREHOLDERS OF
                           U.S. GLOBAL INVESTORS FUNDS

                      ------------------------------------

                          CHINA REGION OPPORTUNITY FUND
                            ALL AMERICAN EQUITY FUND
                                REAL ESTATE FUND
                               EQUITY INCOME FUND
                                GOLD SHARES FUND
                                 WORLD GOLD FUND
                              GLOBAL RESOURCES FUND
                                  TAX FREE FUND
                             NEAR-TERM TAX FREE FUND
                     U.S. GOVERNMENT SECURITIES SAVINGS FUND
                       U.S. TREASURY SECURITIES CASH FUND

To the Shareholders of the Funds:

A Special Joint Meeting of Shareholders (Meeting) of the China Region Opportunity Fund, All American Equity Fund, Real Estate Fund, Equity Income Fund, Gold Shares Fund, World Gold Fund, Global Resources Fund, Tax Free Fund, Near-Term Tax Free Fund, U.S. Government Securities Savings Fund, and the U.S. Treasury Securities Cash Fund (the funds) will be held at 7900 Callaghan, San Antonio, Texas 78229, on August 17, 2000, at 10:00 a.m., Central Daylight time. The purpose of the Meeting is to consider and act on the following proposals and to transact other business as may properly come before the Meeting or any adjournments of the Meeting.

   1. To elect two trustees

   2. To ratify the selection of the Independent Auditors

   3. To approve an amended and restated master trust agreement

   4. To reclassify or amend certain investment restrictions

   5. To liquidate the Real Estate Fund.

   6. To  change  the   status  of  the  China   Region   Opportunity   Fund  to
      nondiversified status

The board of trustees has fixed the close of business on June 19, 2000, as the record date for the determination of the shareholders of each fund entitled to notice of, and to vote at, the Meeting.

Your vote is important - please vote promptly.

We urge any shareholder who does not expect to attend the meeting to indicate voting instructions on the enclosed proxy card, date and sign it, and return it in the envelope provided, which needs no postage if mailed in the United States or to vote by internet or telephone. To avoid unnecessary expense, we ask your cooperation in mailing your proxy card promptly, no matter how large or small your holdings may be.

                                      By Order of the Board of Trustees,



                                      Susan B. McGee
                                      Secretary of the Trust

Dated:   June 26, 2000

                                       Notice of Special Meeting of Shareholders
                                                                    Page 4 of 24

                    Proxy Statement for Special Joint Meeting
                 of Shareholders of U.S. Global Investors Funds

                      ------------------------------------

                          China Region Opportunity Fund
                            All American Equity Fund
                                Real Estate Fund
                               Equity Income Fund
                                Gold Shares Fund
                                 World Gold Fund
                              Global Resources Fund
                                  Tax Free Fund
                             Near-Term Tax Free Fund
                     U.S. Government Securities Savings Fund
                       U.S. Treasury Securities Cash Fund

This proxy statement is furnished to shareholders of the all of the series of U.S. Global Investors Funds, a Massachusetts business trust (Trust). This proxy statement is furnished in connection with the solicitation of proxies by and on behalf of the board of trustees of the Trust to be used at a special meeting of shareholders to be held at 7900 Callaghan Road, San Antonio, Texas 78229 on August 17, 2000, at 10:00 a.m., or at any adjournments thereof.

The purpose of the Meeting is set forth in the accompanying Notice. This proxy statement and the accompanying proxy are expected to be mailed to shareholders on or about June 26, 2000. Shareholders of record at the close of business on June 19, 2000, shall be entitled to notice of and to vote at the meeting or any adjournment thereof.

All shares represented at the meeting by properly executed proxies will be voted in accordance with the instructions thereon, if any. If no instructions are given, the proxy will be voted for approval of the proposals. The board of trustees does not know of any action to be considered at the meeting other than the proposals, which are discussed below.

The proxy may be revoked at any time before it is exercised by the subsequent execution and submission of a revised proxy, by written notice of revocation to the Secretary of the Trust, or by voting in person at the meeting.

The cost of the solicitation of proxies by the board of trustees of the Trust for this meeting of shareholders will be borne by the Trust and will include any reimbursement paid to fiduciaries, brokerage firms, nominees, and custodians for their expenses in forwarding solicitation material regarding the meeting to beneficial owners. DF King & Co., Inc. will provide the Trust with solicitation services that will include soliciting shareholder votes by mail or telephone and planning the voting process, tabulation and reporting. The estimated cost of these solicitation services is approximately $160,000. In addition to the solicitation of proxies by mail, officers and employees of the Trust and U.S. Global Investors, Inc. (Adviser), without additional compensation, may solicit proxies in person or by telephone or other means of communication.

Shares of each fund of the trust issued and outstanding as of June 19, 2000,are indicated in the table below. Each full share outstanding is entitled to one full vote and each fractional share outstanding is entitled to a proportionate share of one vote.

           China Region Opportunity Fund              00,000,000
           All American Equity Fund                   00,000,000
           Real Estate Fund                           00,000,000
           Equity Income Fund                         00,000,000
           Gold Shares Fund                           00,000,000
           World Gold Fund                            00,000,000
           Global Resources Fund                      00,000,000
           Tax Free Fund                              00,000,000
           Near-Term Tax Free Fund                    00,000,000
           U.S. Government Securities Savings Fund    00,000,000
           U.S. Treasury Securities Cash Fund         00,000,000

                                  VOTE REQUIRED

A plurality of all votes cast at the meeting is sufficient to approve Proposal One (Election of Two Trustees). Approval of Proposal Two (Ratification of Auditors) requires a majority of all votes cast at the Meeting, provided a quorum is present.

                                                                 Proxy Statement
                                                                    Page 5 of 24

Approval of Proposal Three (To adopt an Amended and Restated Master Trust Agreement) requires a majority vote of the shares entitled to vote at the Meeting. All outstanding shares of the Trust as of the record date will be entitled to vote for Proposal Three. Approval of each of Proposals 4A-4M (changes to certain investment restrictions) requires the affirmative vote of a "majority of the outstanding voting securities" of each fund voting thereon. Proposal Five (Change to a Non-Diversified Status) requires the affirmative vote of a "majority of the outstanding securities" of the China Region Opportunity Fund and Proposal Six (Liquidation of the Real Estate Fund) requires the affirmative vote of a "majority of the outstanding securities" of the Real Estate Fund. For these purposes, the vote of a "majority of the outstanding voting securities" means the affirmative vote of the lesser of (a) 67% or more of the voting securities present at the meeting or represented by proxy if the holders of more than 50% of the outstanding voting securities are present or represented by proxy or (b) more than 50% of the outstanding voting securities.

On Proposals One, Two and Three, all shares of the Trust will vote together as a single class. On Proposal Four (changes to certain investment restrictions), Five (Change to a Non-Diversified Status) and Six (Liquidation of the Real Estate Fund), each appropriate fund will vote separately.

The Master Trust Agreement provides that a quorum to conduct business shall consist of a majority of the shares entitled to vote at a shareholder meeting. A lesser number is sufficient for adjournments.

In tallying shareholder votes, abstentions and "broker non-votes" (i.e. shares held by brokers or nominees as to which (i) instructions have not been received from the beneficial owners or persons entitled to vote; and (ii) the broker or nominee does not have discretionary voting power on a particular matter) will be counted for purposes of determining whether a quorum is present for convening the meeting. On Proposal One (Election of Trustees), abstentions and broker non-votes will have no effect; the two nominees receiving the largest number of votes will be elected. On Proposal Two (Ratification of Auditors), abstentions and broker non-voting will not be counted as "votes cast" and will have no effect on the result of the vote. On Proposal Three (to amend and restate the Master Trust Agreement), abstentions and broker non-votes will have the effect of being counted as voted against the Proposal. On Proposal Four (changes to certain investment restrictions), Five (Change to a Non-Diversified Status) and Six (Liquidation of the Real Estate Fund), abstentions and broker non-votes will have the effect of being counted as voted against the Proposals.

If a quorum is not present at the Meeting, or if a quorum is present at the Meeting but sufficient votes to approve one or more of the proposed items are not received, or if other matters arise requiring shareholder attention, the persons named as proxy agents may propose one or more adjournments of the Meeting to permit further solicitation of proxies. Any such adjournment will require the affirmative vote of a majority of those shares present at the Meeting or represented by proxy. When voting on a proposed adjournment, the persons named as proxy agents will vote FOR the proposed adjournment all shares that they are entitled to vote with respect to each item, unless directed to vote AGAINST the item, in which case such shares will be voted AGAINST the proposed adjournment with respect to that item. A shareholder vote may be taken on one or more of the items in this Proxy Statement prior to such adjournment if sufficient votes have been received and it is otherwise appropriate.

The  following   chart   illustrates   the  proposals  for  which  various  fund
shareholders may vote.

SHAREHOLDERS OF
THESE FUNDS--        -- VOTE FOR THESE PROPOSALS
------------------   ------------------------------------------------------------------
                     1   2   3   4A  4B  4C  4D  4E  4F  4G  4H  4I  4J  4K  4L  4M  5   6
                     --  --  --  --  --  --  --  --  --  --  --  --  --  --  --  --  --  --
China Region
  Opportunity Fund   X   X   X   X   X   X   X   X   X   X   X   X               X    X
All American
  Equity Fund        X   X   X   X   X   X   X   X   X   X   X   X               X
Real Estate Fund     X   X   X   X   X   X   X   X   X   X   X   X               X       X
Equity Income Fund   X   X   X   X   X   X   X   X   X   X   X   X               X
Gold Shares Fund     X   X   X   X   X   X   X   X   X   X   X   X   X   X
World Gold Fund      X   X   X   X   X   X   X   X   X   X   X   X
Global Resources
  Fund               X   X   X   X   X   X   X   X   X   X   X   X
Tax Free Fund        X   X   X   X   X   X   X   X   X   X   X   X               X
Near-Term Tax
  Free Fund          X   X   X   X   X   X   X   X   X   X   X   X               X
U.S. Government
  Securities         X   X   X   X   X   X   X   X   X   X   X   X           X   X
  Savings Fund
U.S. Treasury
  Securities Cash    X   X   X   X   X   X   X   X   X   X   X   X           X   X
  Fund

                                                                 Proxy Statement
                                                                    Page 6 of 24

                                  PROPOSAL ONE
                                   (ALL FUNDS)
                              TO ELECT TWO TRUSTEES

Two candidates, Mr. Clark R. Mandigo and Mr. W.W. McAllister, III, have been nominated for election as trustees of the Trust, both of whom currently are trustees. Vacancies on the board generally are filled by appointment by the remaining trustees. However, the Investment Company Act of 1940 provides that trustees may not fill vacancies unless thereafter at least two-thirds of the trustees will have been elected by shareholders. To enable the requirement to be met in the future without the necessity of calling additional shareholder meetings, the trustees are asking shareholders at this Meeting to elect the two trustees listed below. If, at any time, less than a majority of the trustees holding office has been elected by the shareholders, the trustees then in office will promptly call a shareholders meeting for the purpose of electing a board of trustees. Otherwise, there will normally be no meeting of shareholders for the purpose of electing trustees. The Board has approved a policy that would require Trustees to retire at age 65. Additionally, the Board approved a waiver of this policy for certain trustees as follows: John P. Allen will retire during the year in which he reaches age 72, E. Douglas Hodo and W.C.J. van Rensburg each will retire during the year in which that individual reaches age 70. The two candidates are "independent trustees," i.e., trustees who are not "interested persons" of the Trust, as that term is defined in the 1940 Act. The candidates for election as trustees have been proposed by the trustees now serving.

Set forth below is information concerning the trustees.

       NAME (AGE)
    BUSINESS ADDRESS                                                     TRUSTEE
  POSITION WITH TRUST        PRINCIPAL OCCUPATION                         SINCE
------------------------     -----------------------------------------   -------
Clark R. Mandigo (57)(1)     Business consultant since 1991. From 1985    1993
15050 Jones Maltsberger      to  1991,   President,   Chief  Executive
San Antonio, Texas 78247     Officer, and Director of Intelogic Trace,
                             Inc.,  a  nationwide  company that sells,
Trustee                      leases  and   maintains   computers   and
                             telecommunications systems and equipment.
                             Prior to 1985, President of BHP Petroleum
                             (Americas),   Ltd.,   an  oil   and   gas
                             exploration  and   development   company.
                             Director of Palmer  Wireless,  Inc., Lone
                             Star   Steakhouse  &  Saloon,   Inc.  and
                             Physician    Corporation    of   America.
                             Formerly   a   Director   of    Datapoint
                             Corporation.   Trustee  of  U.S.   Global
                             Investors   Funds  since  May  22,  1998.
                             Trustee   for    Pauze'/Swanson    United
                             Services  Funds  from  November  1993  to
                             February 1996.

------------------------
W. W. McAllister,            Director of  Texas  Capital  Banc  Shares,   1998
  III (58)(1)            `   Inc from 19___ to present. Chairman of the
7550 IH-10 West              Board of Texas Insurance Agency, Inc. from
Suite 700                    1981 to present.  Chairman of the Board of
San Antonio, Texas 78247     Bomac  Sports  Limited  d.b.a.  SA  Sports
                             Unlimited  from  December 1995 to present.
Trustee                      Currently   a  director   of  Alamo  Title
                             Holding Co. and Alamo Title  Insurance  of
                             Texas.       General       Partner      of
                             _________________________            Bomac
                             Transportation    Limited   Company   from
                             January   1994   through    August   1995.
                             Consultant   to  River  Valley  Bank  from
                             September  1992  through  September  1994.
                             President    of   San   Antonio    Savings
                             Association and its successor companies from 1976 to 1982 and Chairman of the Board from 1982 to 1992.

------------------------
John P. Allen (70)1          President, Rio Cibolo Ranch, Inc.            1973
P.O. Box 160323
San Antonio, Texas 78280

Trustee

------------------------
E. Douglas Hodo (65)(1)      Chief Executive Officer of Houston Baptist   1981
7702 Fondren                 University. Formerly Dean and Professor of
Houston, Texas 77074         Economics   and   Finance,    College   of
                             Business,   University  of  Texas  at  San
Trustee                      Antonio.

                                                                 Proxy Statement
                                                                    Page 7 of 24

       NAME (AGE)
    BUSINESS ADDRESS                                                     TRUSTEE
  POSITION WITH TRUST        PRINCIPAL OCCUPATION                         SINCE
------------------------     -----------------------------------------   -------
W.C.J. van Rensburg (61)1    Professor   of   Geological   Science  and   1978
6010 Sierra Arbor Court      Petroleum Engineering, University of Texas
Austin, Texas 78759          at  Austin.   Former  Associate  Director,
                             Bureau of Economic Geology,  University of
Trustee                      Texas.  Former  Chairman,   Department  of
                             Geosciences,  West Texas State University.
                             Former technical director of South African
                             Minerals  Bureau  and  British   Petroleum
                             Professor  of Energy  Economics at the Ran
                             Afrikaans University,  Johannesburg, South
                             Africa.

------------------------
Frank E. Holmes (45)*        Chairman  of the  Board of  Directors  and   1989
                             Chief  Executive  Officer of the  Adviser.
Trustee, President, Chief    Since  October 1989 Mr.  Holmes has served
Executive Officer, Chief     and   continues   to  serve   in   various
Investment Officer           positions    with   the    Adviser,    its
                             subsidiaries and the investment  companies
                             it sponsors.  Director of FrancOr Resource
                             Corp. from November 1994 to  November1996.
                             Director of Adventure Capital Limited from
                             January  1996to July 1997 and  Director of
                             Vedron  Gold,  Inc.  from  August  1996 to
                             March  1997.  Director  of 71316  Ontario,
                             Inc.  since April 1987 and of F. E. Holmes
                             Organization,   Inc.   since   July  1978.
                             Director  of  Marleau,  Lemire  Inc.  from
                             January 1995 to January 1996.  Director of
                             United   Services   Canada,   Inc.   since
                             February 1995 and Chief Executive Officer from February to August 1995.

------------------------
*    A Trustee who is an interested person
(1) The Trustee is an "independent trustee," i.e. a trustee who is not an "interested person" of the Trust, as that term is defined in the 1940 Act.

The following table sets forth information describing the compensation of each trustee for his services for the fiscal year ended June 30, 1999.

                                                                  COMPENSATION TABLE
-------------------------------------------------------------------------------------------------------------
                                                                      TRUSTEES
                                -----------------------------------------------------------------------------
                                JOHN P.    E. DOUGLAS    FRANK E.        CLARK R.           W.W.             W.C.J.
        NAME OF FUND             ALLEN        HODO       HOLMES(1)    MANDIGO(1)(2)    MCALLISTER, III    VAN RENSBURG
-----------------------------   -------    ----------    ---------    -------------    ---------------    ------------
China Region Opportunity
  Fund                          $ 2,327        $3,464            $0        $2,225             $2,225            $2,318
All American Equity Fund        $ 2,327        $3,464            $0        $2,225             $2,225            $2,318
Real Estate Fund                $ 2,327        $3,464            $0        $2,225             $2,225            $2,318
Equity Income Fund              $ 2,327        $3,464            $0        $2,225             $2,225            $2,318
Gold Shares Fund                $ 2,327        $3,464            $0        $2,225             $2,225            $2,318
World Gold Fund                 $ 2,327        $3,464            $0        $2,225             $2,225            $2,318
Global Resources Fund           $ 2,327        $3,464            $0        $2,225             $2,225            $2,318
Tax Free Fund                   $ 2,327        $3,463            $0        $2,225             $2,225            $2,318
Near-Term Tax Free Fund         $ 2,328        $3,463            $0        $2,225             $2,225            $2,318
U.S. Government Securities
  Savings Fund                  $ 2,328        $3,463            $0        $2,225             $2,225            $2,319
U.S. Treasury Securities
  Cash Fund                     $ 2,328        $3,463            $0        $2,225             $2,225            $2,319
Total Compensation from all
  funds managed by U.S.
  Global Investors, Inc.        $25,600       $38,100            $0       $42,575            $24,475           $25,500

------------------------
(1)  Messrs. Holmes and Mandigo serve on the U.S. Global Investors Funds and the
     U.S. Global Accolade Funds boards of trustees.
(2)  Mr. Clark Mandigo was also compensated for serving on the board of trustees for U.S. Global Accolade Funds

The Board has an Audit Committee whose members are Messrs. Mandigo, McAllister, III, Hodo, Allen and van Rensburg. The Audit Committee is responsible for:

   o meeting with the trust's auditors to review audit procedures and results for each fund;

                                                                 Proxy Statement
                                                                    Page 8 of 24

   o considering any matters arising from an audit of a fund to be brought to the attention of the Board as a whole with respect to the trust's fund accounting or its internal accounting controls; and

   o considering such matters as may from time to time be set forth in a charter adopted by the Board and such committee.

Although the Trust does not have a nominating committee, the selection and nomination of the trustees who are not interested persons of the Trust are committed to the discretion of such disinterested trustees.

If elected, the trustees will hold office until age 65 except that (a) any trustee may resign or retire, by written instrument signed by him and delivered to the other trustees or to any officer of the Trust; (b) any trustee may be removed by written instrument, signed by at least two-thirds of the number of trustees prior to such removal; (c) a trustee may be removed at any Special Meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust; and (d) a trustee may be removed by a written declaration signed by shareholders holding not less than two-thirds of the shares then outstanding and filed with the Trust's custodian. In case a vacancy shall for any reason exist, the remaining trustees may fill such vacancy by appointing another trustee, so long as, immediately after such appointment, at least two-thirds of the trustees have been elected by shareholders.

The Trust's board, which is currently composed of one interested and five non-interested trustees, met four times during the fiscal year ended June 30, 1999. The Audit Committee met two times during the fiscal year ended June 30, 1999. All of the trustees attended all of the meetings of the Board and the Audit Committee (if a member thereof) during the fiscal year ended June 30, 1999.

In June 19999, in part to compensate Mr. Holmes for becoming the Adviser's chief investment officer and upon cancellation of Mr. Holmes' warrants and option to acquire 986,122 shares of class C common stock of the Adviser, the Board of the Adviser (not the Trust) approved the issuance of 1,000,000 shares of class C common stock of the Adviser (67% of the outstanding shares) to Mr. Holmes to be vested over a ten-year period beginning with fiscal year 1999, with an annual compensation value of $50,000.

TRUST OFFICERS. Information about the executive officers of the Trust (except for Mr. Holmes, which is set forth on page 9) is set forth below.

       NAME (AGE)
    BUSINESS ADDRESS                                                     OFFICER
  POSITION WITH TRUST        PRINCIPAL OCCUPATION                         SINCE
------------------------     -----------------------------------------   -------
Susan B. McGee (41)          Executive   Vice   President,   Corporate    1996
7900 Callaghan Road          Secretary  and  General  Counsel  of  the
San Antonio, Texas           Adviser.  Since September 1992, Ms. McGee
78229                        has  served  and  continues  to  serve in
                             various  positions with the Adviser,  its
Executive Vice               subsidiaries,    and    the    investment
President,                   companies it sponsors.
Secretary,
General Counsel

------------------------     -----------------------------------------   -------
David J. Clark (39)          Chief Financial Officer,  Chief Operating    1998
7900 Callaghan Road          Officer of the Adviser.  Chief  Financial
San Antonio, Texas 78229     Officer of U.S. Global  Brokerage,  Inc.,
                             the  principal  underwriter.   Since  May
Treasurer                    1997,  Mr. Clark has served and continues
                             to serve in  various  positions  with the
                             Adviser and the  investment  companies it
                             sponsors.  Foreign  Service  Officer with
                             U.S. Agency for International Development
                             in the U.S.  Embassy,  Bonn, West Germany
                             from   May  1992  to  May   1997.   Audit
                             Supervisor for University of Texas Health
                             Science  Center  from April 1991 to April
                             1992.  Auditor-in-Charge for Texaco, Inc.
                             from August 1987 to June 1990.

                                                                 Proxy Statement
                                                                    Page 9 of 22

       NAME (AGE)
    BUSINESS ADDRESS                                                     OFFICER
  POSITION WITH TRUST        PRINCIPAL OCCUPATION                         SINCE
------------------------     -----------------------------------------   -------
Elias Suarez (38)            Vice  President  of  the  Adviser.  Since    1997
7900 Callaghan Road          March  of 1992,  Mr.  Suarez  served  and
San Antonio, Texas 78229     continues  to serve in various  positions
                             with the Adviser  and United  Shareholder
Vice President               Services, Inc.

Listed below is the number of shares of each fund owned beneficially by each Trustee as of June 19, 2000. Also show is the number of shares owned beneficially by the Trustees and officers as a group. In each case, the amounts shown are less than 1% of the outstanding shares.

                                                                                                                         ALL
                                                                                                                         OFFICERS
                                JOHN P.    E. DOUGLAS    FRANK E.        CLARK R.           W.W.             W.C.J.      AND
        NAME OF FUND             ALLEN        HODO       HOLMES(1)    MANDIGO(1)(2)    MCALLISTER, III    VAN RENSBURG   TRUSTEES
-----------------------------   -------    ----------    ---------    -------------    ---------------    ------------   --------
China Region Opportunity
  Fund
All American Equity Fund
Real Estate Fund
Equity Income Fund
Gold Shares Fund
World Gold Fund
Global Resources Fund
Tax Free Fund
Near-Term Tax Free Fund
U.S. Government Securities
  Savings Fund
U.S. Treasury Securities
  Cash Fund

The Trust is aware of the entities shown in the chart below that owned of record, or beneficially, more than 5% of the outstanding shares of the Trust on June 19, 2000.

                                                                 Proxy Statement
                                                                   Page 10 of 24

                                                                                                         TYPE OF
   NAME/ADDRESS OF OWNER                                FUND                       SHARES/% OWNED       OWNERSHIP
----------------------------          ---------------------------------------    -------------------    ----------
Charles Schwab & Co., Inc.            China Region Opportunity Fund              3,000,000,000/6.50%    Beneficial
101 Montgomery Street                 All American Equity Fund                   3,000,000,000/6.50%    Beneficial
San Francisco, CA 94104-4122          Tax Free Fund                              3,000,000,000/6.50%    Beneficial
                                      Near-Term Tax Free Fund                    3,000,000,000/6.50%    Beneficial
                                      U.S. Treasury Securities Cash Fund         3,000,000,000/6.50%    Beneficial
                                      U.S. Government Securities Savings Fund    3,000,000,000/6.50%    Beneficial
National Financial Services Corp.     All American Equity Fund                   3,000,000,000/6.50%    Beneficial
Church Street Station                 Tax Free Fund                              3,000,000,000/6.50%    Beneficial
New York, NY 10008-3908               Near-Term Tax Free Fund                    3,000,000,000/6.50%    Beneficial
                                      U.S. Government Securities Savings Fund    3,000,000,000/6.50%    Beneficial

THE BOARD OF TRUSTEES OF THE TRUST UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS VOTE FOR APPROVAL OF PROPOSAL ONE.

                                  PROPOSAL TWO
                                   (ALL FUNDS)
               TO RATIFY THE SELECTION OF THE INDEPENDENT AUDITORS

By a unanimous vote of the Board of Trustees, including those members of the Board who are not interested persons of the Trust, the firm of Arthur Andersen LLP has been selected as independent auditors of the Trust. Pursuant to the Investment Company Act of 1940, such selection is being submitted to shareholders for ratification.

The Board selected Arthur Andersen in August 1999 upon the recommendation of the Audit Committee of the Board following a selection process during which the Audit Committee reviewed proposals from several large, national accounting firms with significant investment company experience. The Board selected Arthur Andersen based upon its expertise as an auditor of investment companies, the quality of its audit services, it commitment of experienced audit personnel to the funds, its tax and international experience in the mutual fund area, its special expertise and practical experience in working with other mutual funds that share similar investment policies and strategies as certain of the funds, and its use and commitment of technology in performing its audit functions.

For each of the funds' fiscal years ended June 30, 1999 and 1998, the firm of PricewaterhouseCoopers LLP (PWC) served as the independent accountants for the Trust. PWC declined to stand for re-election after the completion of the most recent audit. The independent accountants' audit reports for each of the funds for the fiscal years ended June 30, 1999 and 1998 did not contain any adverse opinion or disclaimer of opinion, nor were such reports qualified or modified as to uncertainty, audit scope, or accounting principles. Further, there were no disagreements between the Trust and the independent accountants on accounting principals or practices, financial statement disclosures, or audit scope procedures, which if not resolved to the satisfaction of the independent accountants would have caused them to make reference to the subject matter of the disagreements in connection with their reports on the financial statements for such years.

Arthur Andersen has advised the Trust that to the best of its knowledge and belief, since the date of the firm's professional engagement to examine the Trust's financial statements, no Arthur Andersen professional has held any direct or material indirect interest in any fund inconsistent with the independence standards pertaining to accountants. Representatives of Arthur Andersen are not expected to be present at the Meeting, but have been given the opportunity to make a statement if they so desire and will be available by telephone should any matter arise during the Meeting.

THE BOARD OF TRUSTEES OF THE TRUST UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS VOTE FOR APPROVAL OF PROPOSAL TWO.

                                 PROPOSAL THREE
                                   (ALL FUNDS)
  TO AUTHORIZE THE TRUSTEES TO ADOPT AN AMENDMENT TO THE MASTER TRUST AGREEMENT

The board of trustees has approved and recommends that the shareholders of the Trust authorize them to adopt an Amended and Restated Master Trust Agreement for the trust and the funds of the Trust. The Amended and Restated Master Trust Agreement is substantially the same as the existing Master Trust Agreement except that it

                                                                 Proxy Statement
                                                                   Page 11 of 24

(i) provides the Trustees with the ability to terminate the Trust or its Sub-Trusts or classes without shareholder approval, (ii) reflects name changes of the Trustees and Funds, (iii) changes the quorum requirements for shareholder meetings, and (iv) makes certain other changes to correct and clarify typographical errors. Please see the Amended and Restated Master Trust Agreement in Exhibit I of this proxy.

TERMINATION OF THE TRUST OR ITS SUB-TRUSTS OR CLASSES. The current Master Trust Agreement requires shareholder approval in order to terminate the trust or any of its sub-trusts. The Amended and Restated Master Trust Agreement generally permits the trustees, subject to applicable Federal and state law, to terminate all or a portion of the trust or any of its sub-trusts or classes without shareholder approval.

Under certain circumstances, it may not be in the shareholders' interest to require a shareholder meeting to permit the trustees to terminate a fund or class. The Amended and Restated Master Trust Agreement broadens the trustees' authority to terminate a fund to include any fund in the Trust in any circumstance. For example, a fund may have insufficient assets to invest effectively or excessively high expense levels due to operational needs. Under such circumstances, absent viable alternatives, the trustees may determine that terminating the fund is in the shareholders' interest and the only appropriate course of action. The process of obtaining shareholder approval of the fund's termination may, however, make it more difficult to complete the fund's liquidation and termination and, in general, will increase the costs associated with the termination. In such a case, it is in the shareholders' interest to permit fund termination without incurring the costs and delays of a shareholder meeting.

QUORUM AND REQUIRED VOTE. The current Master Trust Agreement states that in order to attain quorum for the transaction of business at a shareholders' meeting, a majority of the shares entitled to vote is required. The Amended and Restated Master Trust Agreement reduces this requirement by permitting thirty percent of the shares entitled to vote to constitute quorum. By lowering the quorum requirement, it will be easier to achieve quorum and will be less costly to solicit votes. In addition, lowering the quorum is consistent with industry practice as a business trust.

The proposal to lower the quorum will only affect matters that may be approved with no more than a quorum of shares being present at a meeting, such as the election of Trustees and the ratification of the selection of auditors. All other matters require a higher vote under the terms of the Amended and Restated Master Trust Agreement or the Investment Company Act of 1940. For such matters, the change in the quorum requirement will have no effect.

Adoption of the Amended and Restated Master Trust Agreement will not change the funds' trustees or officers or the investment policies described in the funds' current prospectuses.

Any exercise of the trustees' increased authority under the Amended and Restated Master Trust Agreement is also subject to any applicable requirements of the 1940 Act and Massachusetts law.

OTHER MATTERS. The Amended and Restated Master Trust Agreement includes other nonmaterial changes. All changes are identified in Exhibit I.

BOARD CONCLUSION. The board of trustees has concluded that the proposed adoption of the Amended and Restated Master Trust Agreement is in the best interests of the Trust's shareholders.

THE BOARD OF TRUSTEES OF THE TRUST UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS VOTE FOR APPROVAL OF PROPOSAL THREE.

                                  PROPOSAL FOUR
             TO RECLASSIFY OR AMEND CERTAIN INVESTMENT RESTRICTIONS

The board of trustees has proposed that shareholders approve the reclassification or amendment of certain fundamental investment restrictions of each of the U.S. Global Investors Funds. The proposed changes to the investment restrictions of each fund are based on recommendations prepared by the funds' adviser, U.S. Global Investors, Inc., which were reviewed and approved by the board at a meeting held on May 22, 2000. The board is recommending that shareholders approve the proposals.

                                                                 Proxy Statement
                                                                   Page 12 of 24

Under the Investment Company Act of 1940, as amended, all investment policies of a mutual fund must be classified as either "fundamental" or "non-fundamental." A fundamental policy may not be changed without the approval of the fund's shareholders; a non-fundamental policy may be changed by the board without shareholder approval. Under the 1940 Act, only certain policies are required to be classified as fundamental.

In the past, U.S. Global Investors Funds has adopted certain fundamental investment restrictions for each fund to reflect regulatory, business or industry conditions, which in many cases are no longer in effect. The board has recently reviewed each fund's fundamental investment restrictions and determined that it would be in the best interest of each fund to eliminate or reclassify as non-fundamental certain investment restrictions that are not required to be fundamental under applicable law, and to clarify and to modernize certain restrictions that are required to be fundamental. The board also analyzed the various fundamental and non-fundamental investment restrictions of all of the mutual funds advised by the Adviser, and where practical and appropriate to a fund's investment objective, proposed to standardize investment restrictions. The proposed investment restrictions set forth below are expected to become standard for each of the U.S. Global Investors Funds.

The board believes that the ability of the Adviser to manage the funds' portfolios in a changing regulatory or investment environment will be enhanced by approval of these proposals. In addition, the board believes that approval of these proposals will reduce the need for future shareholder meetings, thereby reducing the funds' ongoing costs of operation. Furthermore, it is anticipated that increased standardization will help to promote operational efficiencies and facilitate monitoring of compliance with fundamental and non-fundamental investment restrictions.

At the Meeting, shareholders of each fund will vote on each of the proposals separately. Each change to a fund's fundamental investment restriction will become effective as soon as practicable following approval by shareholders but in no event prior to November 1, 2000.

Although the proposed changes to each fund's investment restrictions generally give broader authority to make certain investments or engage in certain practices than do the current investment restriction of the funds, the Adviser does not currently intend to change in any material way the principal investment strategies or operations of any fund.

                                   PROPOSAL 4A
                                   (ALL FUNDS)
                 TO AMEND THE FUNDAMENTAL INVESTMENT RESTRICTION
                  CONCERNING THE ISSUANCE OF SENIOR SECURITIES

The funds' currently have a fundamental investment restriction regarding senior securities that states:

     "A fund may not issue senior securities."

It is proposed that shareholders approve replacing the funds' current investment restriction with the following fundamental investment restriction governing the issuance of senior securities:

     "A Fund may not issue senior securities, except as permitted under the Investment Company Act of 1940, as amended, and as interpreted or modified by regulatory authority having jurisdiction from time to time."

The proposed fundamental investment restriction clarifies that the funds may issue senior securities to the full extent permitted under the 1940 Act. Although the definition of a "senior security" involves complex statutory and regulatory concepts, a senior security is generally thought of as an obligation of a fund that has a claim to the fund's assets or earnings that takes precedence over the claims of the fund's shareholders. The 1940 Act generally prohibits mutual funds from issuing any such security; however, mutual funds are permitted to borrow money from a bank and, to engage in certain types of transactions that might be considered "senior securities" as long as certain conditions are met. For example, a transaction that obligates a fund to pay money at a future date (e.g., the purchase of securities to be settled on a date that is farther away than the normal settlement period) may be considered a "senior security." A mutual fund is permitted to enter into this type of transaction if it maintains a segregated account containing liquid securities in an amount to its obligation to pay cash for the securities at a future date. Funds would utilize transactions that may be considered "senior securities" only in accordance with applicable regulatory requirements under the 1940 Act.

                                                                 Proxy Statement
                                                                   Page 13 of 24

Adoption of the proposed fundamental investment restriction is not expected to materially affect the operation of the funds. However, adoption of the proposal will facilitate the adviser's compliance efforts and will allow the funds to respond to developments in the mutual fund industry and the law which may make the use of permissible senior securities advantageous.

THE BOARD OF TRUSTEES OF THE TRUST UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS VOTE FOR APPROVAL OF PROPOSAL 4A.

                                   PROPOSAL 4B
                                   (ALL FUNDS)
     TO AMEND THE FUNDAMENTAL INVESTMENT RESTRICTION CONCERNING UNDERWRITING

The funds' current fundamental investment restriction concerning underwriting states the following:

     "A fund may not underwrite securities of other issuers, except for the Gold Shares Fund, Global Resources Fund and World Gold Fund, to the extent that these funds may be deemed to act as an underwriter in certain cases when disposing of restricted securities."

It  is  proposed  that   shareholders   approve  replacing  the  funds'  current
fundamental investment restriction with the following fundamental investment restriction concerning underwriting:

     "A fund may not engage in the business of underwriting securities issued by other issuers, except to the extent that, in connection with the disposition of portfolio securities, the fund may be deemed to be an underwriter under the Securities Act of 1933."

The primary purpose of the proposed amendment is to clarify that a fund is not prohibited from selling restricted securities if, as a result of the sale, a fund would be considered an underwriter under federal securities law. It is also intended to revise the funds' fundamental investment restriction on underwriting so that it conforms to a restriction that is expected to become standard for all funds managed by the Adviser. While the proposed change will have no current impact on the funds, adoption of the proposed standardized fundamental investment restriction will advance the goals of standardization.

THE BOARD OF TRUSTEES OF THE TRUST UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS VOTE FOR APPROVAL OF PROPOSAL 4B.

                                   PROPOSAL 4C
                                   (ALL FUNDS)
       TO AMEND THE FUNDAMENTAL INVESTMENT LIMITATION CONCERNING BORROWING

The funds' current fundamental investment restriction concerning borrowing states the following:

     "A fund may not borrow money, except that (i) a fund may borrow not in excess of 5% of the total assets of that fund from banks as a temporary measure for extraordinary purposes, and (ii) the Gold Shares Fund, World Gold Fund, China Region Opportunity Fund, and All American Equity Fund may borrow money only for temporary or emergency purposes (not for leveraging or investment), provided that the amount of such borrowings may not exceed 33 1/3% of a fund's total assets (including the amount borrowed) less liabilities (other than borrowings)."

It  is  proposed  that   shareholders   approve  replacing  the  funds'  current
fundamental investment restriction with the following:

     "A Fund may not borrow money, except as permitted under the 1940 Act, as amended, and as interpreted or modified by regulatory authority having jurisdiction, from time to time."

If the proposed change is adopted, the Trustees will also adopt the following non-fundamental investment restriction:

     "A fund may not borrow money, except that a fund may borrow money for temporary or emergency purposes (not for leveraging or investment) in an amount not exceeding 331/3% of a fund's total assets (including the amount borrowed) less liabilities (other than borrowings)."

The primary purpose of the proposed change to the fundamental investment restriction concerning borrowing is to permit each fund to borrow to the full extent permitted by applicable law. The 1940 Act permits a fund to borrow provided that a fund maintains 300%

                                                                 Proxy Statement
                                                                   Page 14 of 24
asset coverage, which means, in effect, that a fund would be permitted to borrow up to an amount equal to 50% of its total assets under the proposed borrowing policy. Additionally, under the proposed policy, each fund would be permitted to borrow for any purpose, which includes borrowings for temporary or emergency purposes or for leverage. However, the board has no current intention of authorizing borrowing for leverage purposes. For this reason, the Board is intending to adopt a non-fundamental investment policy that will prohibit borrowing, except for temporary emergency purposes, regarding borrowing money for temporary or emergency purposes as described above. If a board subsequently changed a fund's non-fundamental borrowing policy to permit borrowing for leverage, such borrowings would increase the fund's volatility and the risk of loss in a declining market. The proposed amendment is consistent with current limitations imposed under the 1940 Act. The board believes that these changes will provide the Adviser with greater flexibility in managing the liquidity needs of a fund by allowing the fund to use borrowings to satisfy redemptions or settle securities transactions. Consistent with current policies, a fund would not be permitted to borrow for the purpose of leveraging its portfolio.

THE BOARD OF TRUSTEES OF THE TRUST UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS VOTE FOR APPROVAL OF PROPOSAL 4C.

                                   PROPOSAL 4D
                                   (ALL FUNDS)
           TO AMEND THE FUNDAMENTAL INVESTMENT RESTRICTION CONCERNING
                           INVESTMENTS IN REAL ESTATE

The funds currently have a fundamental investment restriction regarding real estate that states:

     "A fund may not invest in real estate, except as may be represented by securities for which there is an established market or, with respect to the Gold Shares Fund, when such interests are an incidental part of assets acquired through merger or consolidation, and except that this restriction shall not prevent the Real Estate Fund from making any investment which is otherwise consistent with its objectives and policies."

Shareholders are being asked to approve the amendment of the above investment restriction. As proposed, the funds' current fundamental investment restriction will be replaced by the following fundamental investment restriction that will govern future purchases and sales of real estate:

     "The Fund may not purchase or sell real estate, which term does not include securities of companies which deal in real estate and or mortgages or investments secured by real estate, or interests therein, except that the Fund reserves freedom of action to hold and to sell real estate acquired as a result of the Fund's ownership of securities."

The primary purpose of the proposed amendment is to clarify the types of securities in which the fund is authorized to purchase.

The proposed limitation would make it explicit that each of the funds may acquire a security or other instrument whose payments of interest and principal may be secured by a mortgage or other right to foreclose on real estate, in the event of default.

Any investments in these securities are, of course, subject to the fund's investment objective and policies and to other limitations regarding diversification and concentration. The proposed limitation also specifically permits the fund to hold real estate acquired as a result of ownership of securities or other instruments. However, in light of the types of securities in which the funds regularly invest (other than the Real Estate Fund), the Adviser considers this to be a remote possibility.

THE BOARD OF TRUSTEES OF THE TRUST UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS VOTE FOR APPROVAL OF PROPOSAL 4D.

                                   PROPOSAL 4E
                                   (ALL FUNDS)
   TO AMEND THE FUNDAMENTAL INVESTMENT RESTRICTION CONCERNING PURCHASE OR SALE
                  OF COMMODITIES OR COMMODITY FUTURES CONTRACTS

The fund's current fundamental investment restriction concerning purchases or sales of commodities states the following:

     "A fund may not engage in the purchase or sale of commodities or commodity futures contracts, except that the Gold Shares Fund and World Gold Fund may invest not more than 10% of its total assets in gold and gold bullion, and except that the Gold Shares Fund, World Gold Fund, China Region Opportunity Fund, and All American Equity Fund may invest in futures contracts, options on futures contracts, and similar instruments."

                                                                 Proxy Statement
                                                                   Page 15 of 24

It is proposed that the above fundamental investment restriction is replaced with the following fundamental investment restriction:

     "The fund may not purchase or sell commodities or commodity contracts, except the Fund may purchase and sell (i) derivatives (including, but not limited to, options, futures contracts and options on futures contracts) whose value is tied to the value of a financial index or a financial instrument or other asset (including, but not limited to, securities indexes, interest rates, securities, currencies and physical commodities),and (ii) the Gold Shares Fund, the World Gold Fund and the Global Resources Fund may purchase precious metals."

The primary purpose of the proposed amendment is to clarify the types of commodities the funds may purchase. The funds' current policies prohibit the purchase or sale of commodities or commodity contracts. These policies contain exceptions for financial futures contracts and options on such contracts. Under the proposed policy, each fund other than the Gold Shares, the World Gold Fund and the Global Resources Fund would be prohibited from purchasing physical commodities. Currently the Gold Shares Fund and the World Gold Fund are permitted to invest up to 10% of its total assets in gold and gold bullion. Under the new proposed policy, the Gold Shares, the World Gold Fund and the Global Resources Fund may be permitted to invest without limit in precious metals. While the proposed change will have no current impact on the funds, the adoption of the proposal will standardize and clarify the investment restriction concerning commodities for the funds.

THE BOARD OF TRUSTEES OF THE TRUST UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS VOTE FOR APPROVAL OF PROPOSAL 4E.

                                   PROPOSAL 4F
                                   (ALL FUNDS)
                 TO AMEND THE FUNDAMENTAL INVESTMENT RESTRICTION
                        CONCERNING THE LENDING OF ASSETS

The funds' current fundamental investment restriction concerning lending assets states the following:

     "A fund may not lend its assets, except that any fund may purchase money market debt obligations and repurchase agreements secured by money market obligations, and except for the purchase or acquisition of bonds, debentures or other debt securities of a type customarily purchased by institutional investors and except that any fund may lend portfolio securities with an aggregate market value of not more than one-third of such fund's total net assets. (Accounts receivable for purchased by telephone shall not be deemed loans.) The Near- Term Tax Free Fund may not lend its assets, except that purchases of debt securities in furtherance of investment objectives will not constitute lending of assets."

It is proposed that shareholders of each fund replace the funds' current fundamental investment restriction with the following:

     "The fund may not make loans except as permitted under the 1940 Act, as amended, and as interpreted or modified by regulatory authority having jurisdiction, from time to time."

While the proposed amendments to funds' investment restrictions concerning loans will not materially affect the operations of the fund, they would standardize these investment restriction for all funds and permit the funds to lend securities in a manner to the full extent permitted by the applicable law. The proposed change would, therefore, permit each fund, subject to the receipt of any necessary regulatory approval and board authorization, to enter into lending arrangements under which the funds advised by U.S. Global Investors, Inc. could for temporary purposes lend money directly to and borrow money directly from each other through a credit facility. Each fund believes that the flexibility provided by this policy change could possibly reduce the fund's borrowing costs and enhance its ability to earn higher rates of interests on short-term lendings in the event that the board determines that such arrangements are warranted in light of the funds' particular circumstances.

THE BOARD OF TRUSTEES OF THE TRUST UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS VOTE FOR APPROVAL OF PROPOSAL 4F

                                   PROPOSAL 4G
                                   (ALL FUNDS)
         TO AMEND AND RECLASSIFY THE FUNDAMENTAL INVESTMENT RESTRICTION
                    CONCERNING MARGIN PURCHASES OF SECURITIES

The funds currently have a fundamental investment restriction stating that

                                                                 Proxy Statement
                                                                   Page 16 of 24

     " . . . a fund may not purchase any security on margin, except that it may obtain such short-term credits as are necessary for clearance of securities transactions."

If the proposal is approved, the current fundamental investment restriction will be replaced with a non-fundamental investment restriction that could be changed without a shareholder vote. The proposed non-fundamental investment restriction is as follows:

     "A fund may not purchase securities on margin, except that the fund may obtain such short-term credits as are necessary for the clearance of transactions, and provided that margin payments in connection with futures contracts and options on futures contracts shall not constitute purchasing securities on margin."

Margin purchases involve the purchase of securities with money borrowed from a broker. "Margin" is the cash or eligible securities that the borrower places with a broker as collateral against the loan. The current fundamental investment restriction prohibits a fund from purchasing securities on margin, except to obtain such short-term credits as may be necessary for the clearance of transactions. Mutual funds are generally prohibited from entering into most types of margin purchases. However, policies of the SEC allow mutual funds to make initial and variation margin payments in connection with the purchase and sale of futures contracts and options on futures contracts. The proposed non-fundamental investment restriction would parallel the SEC's policies.

Although reclassification of the funds' fundamental investment restriction on margin purchases to non-fundamental is unlikely to materially affect any fund's investment techniques at this time, in the event of a change in federal regulatory requirements, the funds will be able to alter their investment practices without the delay and expense of a shareholder vote.

THE BOARD OF TRUSTEES OF THE TRUST UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS VOTE FOR APPROVAL OF PROPOSAL 4G
                                   PROPOSAL 4H
                                   (ALL FUNDS)
         TO AMEND AND RECLASSIFY THE FUNDAMENTAL INVESTMENT RESTRICTION
                             CONCERNING SHORT SALES

Each fund is currently subject to a fundamental investment restriction that provides that a fund may not make short sales. It is proposed that shareholders approve the amendment and reclassification of this fundamental investment restriction.

If the proposal is approved, the current fundamental investment restriction will be replaced with a non-fundamental investment restriction which could be changed without a shareholder vote. The proposed non-fundamental investment restriction is as follows:

     "A fund may not sell securities short, unless it owns or has the right to obtain securities equivalent in kind and amount to the securities sold short, and provided that transaction in futures contracts and options are not deemed to constitute selling securities short."

In a short sale, an investor sells a borrowed security and has a corresponding obligation to the lender to return the identical security. In an investment technique known as a short sale "against the box," an investor sells short while owning the same securities in the same amount, or having the right to obtain equivalent securities. The investor could have the right to obtain equivalent securities, for example, through its ownership of warrants, options, or convertible bonds.

The adviser recognizes that short sales may not be appropriate for all of the funds. If the proposal is approved, the adviser and the board will determine the appropriateness of short sales on a fund-by-fund basis. Appropriate disclosure of this practice will also be included in such fund's prospectus and/or statement of additional information.

THE BOARD OF TRUSTEES OF THE TRUST UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS VOTE FOR APPROVAL OF PROPOSAL 4H

                                   PROPOSAL 4I
                                   (ALL FUNDS)
              TO ELIMINATE THE FUNDAMENTAL INVESTMENT RESTRICTION
                        CONCERNING RESTRICTED SECURITIES

The funds' current investment restriction states that a fund may not:

                                                                 Proxy Statement
                                                                   Page 17 of 24

     "A fund may not invest in securities that are subject to legal or contractual restrictions on resale ("restricted securities"), except that (i) the China Region Opportunity Fund may invest up to 15% of net assets in illiquid securities, including securities which are subject to legal or contractual restrictions on resale, and (ii) the Gold Shares Fund, the Global Resources Fund and the World Gold Fund may invest up to 10% of the value of their respective net assets in such restricted securities."

It is proposed that shareholders approve the elimination of the above fundamental investment restriction. Current law permits non-money market funds to invest up to 15% of its net assets and money market funds to invest up to 10% of its net assets in illiquid securities including restricted securities. The board believes that elimination of the above investment restriction will benefit the funds by allowing the Adviser greater investment flexibility. This current law restriction will remain applicable to the funds whether or not they are recited as a fundamental investment restriction. As a result, elimination of the above fundamental investment restriction is not expected to have any material impact on the funds' investment practices, except to the extent that regulatory requirements may change in the future.

THE BOARD OF TRUSTEES OF THE TRUST UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS VOTE FOR APPROVAL OF PROPOSAL 4I

                                   PROPOSAL 4J
                               (GOLD SHARES FUND)
   TO ELIMINATE THE FUNDAMENTAL INVESTMENT RESTRICTION CONCERNING INVESTMENTS
               IN RESTRICTED SECURITIES OF ISSUERS WITH LESS THAN
                       TWO YEARS OF CONTINUOUS OPERATIONS

The Gold Shares Fund currently has the following fundamental investment restriction concerning investments in issuers with less than two years of continuous operations:

     "Any investments in restricted securities by the Gold Shares Fund will be in companies that have been in existence for two consecutive years or more, including operation of predecessors, and that have not defaulted in the payment of any debt with such two years."

It  is  proposed  that  shareholders   approve  the  elimination  of  the  above
fundamental investment restriction.

This investment restriction was originally adopted in response to state "Blue Sky" requirements in connection with the registration of shares of the fund for sale. These requirements are no longer applicable to the fund and the 1940 Act does not contain a similar restriction. The board does not believe that a blanket prohibition against these type of investments is in the best interest of the fund.

No other U.S. Global Investors Fund is currently subject to this fundamental investment restriction.

THE BOARD OF TRUSTEES OF THE TRUST UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS VOTE FOR APPROVAL OF PROPOSAL 4J.

                                   PROPOSAL 4K
                               (GOLD SHARES FUND)
         TO ELIMINATE THE FUNDAMENTAL INVESTMENT RESTRICTION CONCERNING
                            INVESTMENTS IN WARRANTS

The Gold Shares Fund currently has the following fundamental investment restriction regarding investing in warrants:

     "The Gold Shares Fund may not invest more than 2% of the value of its assets in marketable warrants."

It is proposed that shareholders approve the elimination of the above fundamental investment restriction. This investment restriction was originally adopted in response to state "Blue Sky" requirements. These requirements are no longer applicable to the fund and the 1940 Act does not contain a similar restriction. The Adviser and the board do not believe that a blanket prohibition against these type of investments is in the best interests of the fund.

The proposed elimination of the investment restriction will not materially affect the operations of the fund. This would allow the fund greater investment flexibility and would allow the fund to respond more quickly to market developments without the delay or expense of a shareholder vote.

THE BOARD OF TRUSTEES OF THE TRUST UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS VOTE FOR APPROVAL OF PROPOSAL 4K.

                                                                 Proxy Statement
                                                                   Page 18 of 24

                                   PROPOSAL 4L
(U.S. TREASURY SECURITIES CASH FUND AND U.S. GOVERNMENT SECURITIES SAVINGS FUND)
           TO AMEND THE FUNDAMENTAL INVESTMENT RESTRICTION CONCERNING
                             INDUSTRY CONCENTRATION

The U.S. Treasury Securities Cash Fund and the U.S. Government Securities Savings Fund currently have a fundamental investment restriction concerning industry concentration that prohibits each Fund from investing more than 25% of its total assets in securities of companies principally engaged in any one industry (other than obligations issued or guaranteed by the U.S. Government or any of its agencies or instrumentalities). In addition, each fund has the following additional investment restriction concerning industry concentration (Additional Concentration Restriction) as described below.

The  U.S.   Treasury   Securities   Cash  Fund  has  the  following   Additional
Concentration Restriction:

     "The U.S. Treasury Securities Cash Fund will invest exclusively in short-term debt obligations of the United States Treasury which are protected by the full faith and credit of the United States Government, and including repurchase agreements collateralized by such government obligations."

The U.S. Government Securities Savings Fund has the following Additional Concentration Restriction:

     "The U.S. Government Securities Savings Fund will invest exclusively in short-term obligations of the U.S. government and its agencies and instrumentalities."

It is proposed that shareholders approve the elimination of the above exclusive Additional Concentration Restriction. The Securities and Exchange Commission has stated, in accordance with the 1940 Act, that if a mutual fund's name implies that it will invest primarily in a particular type of security, the fund must have an investment policy requiring that, under normal circumstances, at least 65% of its assets will be invested in the indicated security. The Additional Concentration Restriction limits the Adviser's management policies in these two funds by requiring the funds to invest exclusively in their respective, named securities (i.e.. the U.S. Treasury Securities Cash Fund must invest exclusively in short-term debt obligations of the U.S. Treasury). The proposed elimination of the Additional Concentration Restriction would benefit the funds by allowing the Adviser greater investment flexibility. In addition, the elimination of the Additional Concentration Restriction will allow the funds to participate in a securities lending arrangement in which the security loans may be collateralized in high quality obligations in which the fund may not normally invest. However, the funds will still be required to follow all current limitations imposed under the 1940 Act along with the investment policies outlined in the funds' current prospectus.

The funds' investment policies as stated in their current prospectus are the following:

     The U.S. Treasury Securities Cash Fund invests at least 65% of its total assets in United States Treasury debt securities, which are protected by the "full faith and credit" of the United States government. The fund also invests in repurchase agreements collateralized with such obligations.

The U.S. Government Securities Savings Fund invests at least 65% of its total assets in United States Treasury debt securities, which are protected by the "full faith and credit" of the United States government, and obligations of agencies and instrumentalities of the United States. The fund may also invest in repurchase agreements collateralized with such obligations.

The elimination of the Additional Concentration Restriction will not materially affect the investment strategies of the funds. However, the elimination will allow the Adviser to manage the funds with more flexibility and to take advantage of other investment opportunities as permitted by the funds' prospectus and the 1940 Act.

THE BOARD OF TRUSTEES OF THE TRUST UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS VOTE FOR APPROVAL OF PROPOSAL 4L.

                                   PROPOSAL 4M
    (ALL FUNDS EXCEPT THE GOLD SHARES, WORLD GOLD AND GLOBAL RESOURCES FUNDS)
                 TO ELIMINATE THE FUNDAMENTAL ISSUER PERCENTAGE
                  RESTRICTION (ISSUER PERCENTAGE RESTRICTION)
               REGARDING INVESTMENTSDIVERSIFICATION OF INVESTMENTS

The  funds   currently   have  an  Issuer   Percentage   Restriction   regarding
diversification of investments that states:

     "A fund may not (a) invest more than 5% of the value of its total assets in securities of any one issuer, except such limitation shall not apply to obligations issued or guaranteed by the U.S. Government, its agencies or

                                                                 Proxy Statement
                                                                   Page 19 of 24
     instrumentalities, or (b) acquire more than 10% of the voting securities of any one issuer. (These limitations as to the Near-Term
     Tax Free Fund and China Region Opportunity Fund apply to only 75% of the value of their respective gross assets.)"

The Funds have elected to be "diversified open-end management investment companies" under the 1940 Act, which require the limitations contained in the current fundamental investment restriction to apply to 75% of the total assets of the funds. The current policy of the funds, except for the Near-Term Tax Free Fund and the China Region Opportunity Fund, is more restrictive, applying the limitations on issuer holdings to 100% of its portfolio. The primary purpose of the proposed change with respect to the funds applying the restrictive standard is to allow the Funds to invest in accordance with the limits contained in the 1940 Act for diversified companies.

For a <  >

This would allow the funds the flexibility to purchase larger amounts of issuers' securities when the Adviser deems an opportunity attractive. The new policy would allow the investment policies of the Funds to conform with the definition of "diversified" as it appears in the 1940 Act. Please note that the Funds cannot change their election to be a diversified company without a further shareholder vote.

With respect to the Near-Term Tax Free Fund and the China Region Opportunity Fund currently applying the 1940 Act standard, the elimination of the fundamental policy will allow the Funds to respond more quickly to changes of that standard, as well as to other legal, regulatory, and market developments without delay or expense of a shareholder vote. The adoption of this change is not expected materially to affect the operations of the Funds.

                                  PROPOSAL FIVE
                         (CHINA REGION OPPORTUNITY FUND)
           TO CHANGE THE STATUS OF THE CHINA REGION OPPORTUNITY FUND
                           TO NON-DIVERSIFIED STATUS

DIVERSIFICATION. Under the 1940 Act, every registered investment management company is required to be classified as either "diversified" or "non-diversified." An investment company that is classified as diversified may not change its classification without shareholder approval.

Currently, the China Region Opportunity Fund (fund) is classified as "diversified" under the 1940 Act. As a diversified company, the fund is required to comply with the following requirement (commonly referred to as the "Diversification Requirement"):

     . . . at least 75% of the value of the fund's total assets must be represented by cash and cash items, U.S. government securities, securities of other investment companies, and other securities limited with respect to any one issuer to an amount not greater in value than 5% of the value of the total assets of the fund and to not more than 10% of the outstanding voting securities of such issuers.

In substance, the Diversification Requirement prevents the fund (with respect to 75% of its total assets) from investing more than 5% of its total assets in the securities of a single issuer or holding more than 10% of the voting securities of a single issuer.

The fund's current fundamental investment restriction in the prospectus (the "Investment Restriction"), which applies to 75% of the fund's total assets, reads as follows:

     . . . the fund will not (a) invest more than 5% of its total assets in securities of any one issuer, except such limitation shall not apply to obligations issued or guaranteed by the United States government, its agencies or instrumentalities or (b) acquire more than 10% of the voting securities in any one issuer.

As with the Diversification Requirement, the Investment Restriction for the fund may not be changed without shareholder approval.

If Proposal Four is approved, the fund will no longer be subject to the Diversification Requirement and, in turn, the fund's Investment Restriction will be eliminated. Accordingly, the fund will be allowed to invest, without limitation, in the securities of any single issuer, subject to certain limitations of the Internal Revenue Code, as described more fully below.

RATIONALE FOR THE CHANGE. The fund's objective is long-term capital appreciation and, consistent with its objective and investment strategy, the fund invests primarily in equity securities issued by China region companies. However, because of the

                                                                 Proxy Statement
                                                                   Page 20 of 24

Diversification Requirement and the Investment Restriction, with respect to 75% of the fund's assets, the fund currently may not invest more that 5% of its assets in any single company within the China region or any other region.

The Adviser believes that, over the long term, it can maximize growth of capital by employing a flexible strategy of under- weighting and over-weighting holdings relative to an appropriate benchmark index of the China region, such as the Hang Seng 100. The Hang Seng 100 is a market capitalization weighted index representing mid to large-cap companies in Hong Kong. Currently, the top five companies of the Hang Seng 100 represent approximately 60% of the index with several securities comprising more than 5% each. For example, China Telecom and HSBC both represent about 20% of the index. Hutchinson Whampo represents another 11% and C&W HKTel and Cheung Kong count for more than 5% each. In order for the fund to maintain a portfolio concentration relative to its benchmark index, the Diversification Restriction and the Investment Restriction must be eliminated.

In addition, foreign investors in the Public Republic of China are limited to investing in "B-Shares" class of issuers. Currently there are two B-share securities markets consisting of 54 individual securities with a total market cap of only $2 billion. This market has a very limited number of B-share securities available to foreign investors as compared to the S&P 500 Index and other United States indexes. To take advantage of investment opportunities in China's B-shares market, the fund must pursue an investment strategy that is more flexible than allowed by the Diversification Requirement.

The board of trustees believes that it is in the best interest of the fund and its shareholders to align the fund's portfolio with the performance and risk parameters of the Hang Seng 100 Index and China's B-share market. Removing the Diversification Restriction and the Investment Restriction will allow the fund to pursue this investment strategy.

RISK. If a fund becomes non-diversified, the fund's portfolio may include the securities of a smaller total number of issuers than if the fund were diversified. Changes in the financial condition or market assessment of a single issuer may, therefore, cause greater fluctuation and volatility in the fund's total return or asset valuation than if the fund were required to hold the securities of a larger number of issuers. The fund is particularly vulnerable to risks specific to investing in foreign securities. These risks include currency fluctuation, less public disclosure, as well as economic and political risk.

DIVERSIFICATION FOR TAX PURPOSES. Although the fund seeks non-diversified status within the meaning of the 1940 Act, the fund intends to continue to qualify as a "regulated investment company" (commonly referred to as a "RIC") for Federal income tax purposes. To qualify as a RIC, the fund must satisfy the diversification requirements of the Internal Revenue Code. These requirements include a 50% and a 25% test. The 50% test requires that at the end of each quarter of the taxable year, at least 50% of the value of the RIC's total assets must be represented by cash and cash items, U.S. government securities, securities of other RICs, and other securities. For this purpose, "other securities" does not include investments in the securities of any one issuer that represent more than 5% of the value of the investment company's total assets or more than 10% of the issuer's outstanding voting securities. The 25% test requires that at the end of each quarter of its taxable year, not more than 25% of a RIC's total assets may be invested in the securities of any one issuer, except for the securities of the U.S. government or other RICs. Compliance with these tax diversification requirements may limit, from time to time, the extent to which the fund may be able to pursue a non-diversified investment strategy.

BOARD CONSIDERATION. At a meeting of the board of trustees held on May 22, 2000, the Adviser recommended that the board take action to change the classification of the fund to "non-diversified" under the 1940 Act and eliminate the Investment Restriction. The trustees considered a variety of factors, including the information described above, and concluded that the proposed change would be in the best interest of the fund and its shareholders.

THE BOARD OF TRUSTEES OF THE TRUST UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS VOTE FOR APPROVAL OF PROPOSAL FIVE.

                                  PROPOSAL SIX
                               (REAL ESTATE FUND)
                        TO LIQUIDATE THE REAL ESTATE FUND

As of May 31, 2000 the Real Estate Fund has total net assets of approximately $5,197,406 and has not attracted the shareholder following that was originally anticipated. Despite the Adviser's and Sub-Adviser's continued efforts to improve the performance of the fund and the marketing strategy to increase the fund's assets, the Adviser believes that there is no reasonable prospect for increased investor interest in the foreseeable futures. The fund's small asset base results in a high per share expense ratio for the fund, which adversely affects the fund's performance. In addition, the size of the fund impairs the ability of the fund to participate in many attractive investments. For these reasons, the Adviser determined that the continued operation of the fund

                                                                 Proxy Statement
                                                                   Page 21 of 24
would not be in the best interests of shareholders, and at a meting of the Board of Trustees held on May 22, 2000, the Adviser recommended that the Trustees consider liquidating the fund. The Trustees considered such information as they deemed reasonably necessary to evaluate the Adviser's recommendation and considered such information as they deemed reasonably necessary to evaluate the Adviser's recommendation and considered other options to liquidating the fund, such as merging with another fund. Based upon this information, the Trustees determined that it would be in the best interests of shareholders to liquidate the fund, and they voted unanimously to recommend that shareholders approve a proposal to liquidate the fund.

If shareholders approve liquidation, the fund's assets will be sold in an orderly manner as soon as practicable following shareholder approval. After payment of expenses, including the expenses of liquidation, if any, the remaining cash and other assets will thereafter be distributed to shareholders. Each share of the fund will entitle the holder to receive its pro rata share of any cash or other assets distributed. For tax purposes, a shareholder will recognize gain or loss on the liquidating distribution equal to the difference between (i) the amount of the liquidating distribution and (ii) the shareholder's adjusted tax basis in shares of the fund. Such gain or loss will be treated as a long-term or short-term capital gain or loss depending on the period of time the shares were held prior to the liquidation. Distributions on shares held for more than one year will result in a long-term capital gain or loss, and distributions on shares held for one year or less will result in a short-term capital gain or loss. Liquidating distributions received by an IRA or qualified retirement plan will ordinarily not be subject to taxation. All shareholders are urged to seek independent advice regarding the possible federal income tax consequences of the proposed liquidation as applied to the shareholder's own special circumstances.

It should be noted that the Amended and Restricted Master Trust Agreement being submitted to shareholders under Proposal 3 would permit the Trustees to liquidate a fund without shareholder approval. If shareholders of the Real Estate Fund do not approve liquidation of the fund but shareholders of the Trust approve Proposal 3, the Board may still proceed to liquidate the Real Estate Fund under the authority of the new Amended and Restated Master Trust Agreement.

THE BOARD OF TRUSTEES OF THE TRUST UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS VOTE FOR APPROVAL OF PROPOSAL SIX.

                                  OTHER MATTERS

No business other than the matters set forth in this proxy statement is expected to come before the meeting, but should any other matters requiring a vote of shareholders arise, including a question of adjourning the meeting, the persons named in the accompanying proxy will vote thereon according to their best judgment in the interests of the funds.

THE FUNDS'  ANNUAL  AND  SEMI-ANNUAL  REPORT IS  AVAILABLE  AT NO  CHARGE,  UPON
REQUEST.

TO REQUEST INFORMATION:

     BY PHONE       1-800-US-FUNDS

     BY MAIL Shareholder Services U.S. Global Investors Funds P.O. Box 781234 San Antonio, TX 78278-1234

     BY INTERNET    HTTP://WWW.US-GLOBAL.COM.

ACTIVITIES AND MANAGEMENT OF U.S. GLOBAL INVESTORS, INC.

ADVISER. U.S. Global Investors, Inc. is a Texas corporation with its principal executive offices located at 7900 Callaghan Road, San Antonio, Texas 78229. U.S. Global is the investment Adviser to the funds.

SUB-ADVISER. Goodman & Company N.Y. Ltd., 40 King Street West, Toronto, Ontario MSH 4A9, Canada, serves as sub- adviser to the Real Estate Fund.

PRINCIPAL UNDERWRITER. U.S. Global Brokerage, Inc. (U.S. Global Brokerage), a wholly owned subsidiary of U.S. Global, is a Texas corporation with its principal executive offices at 7900 Callaghan Road, San Antonio, Texas, 78229. U.S. Global Brokerage is the principal underwriter and distributor of the U.S. Global Investors Funds.


                                                                 Proxy Statement
                                                                   Page 22 of 24

SUBMISSION OF SHAREHOLDER PROPOSALS

Since the funds do not hold annual shareholders meetings, the anticipated date of the next special shareholders meeting (if any) cannot be provided.

The foregoing notice and proxy statement are sent by order of the board of trustees.


                                       Susan B. McGee
                                       Secretary of the Trust

Dated: June 26, 2000

                                                                 Proxy Statement
                                                                   Page 23 of 24

                                                                       EXHIBIT 1

UNDERLINED language will be added; [bracketed] language will be deleted
-----------

               FORM OF AMENDED AND RESTATED MASTER TRUST AGREEMENT

                                                    Exhibit I to Proxy Statement
                                                                   Page 24 of 24

                           U.S. GLOBAL INVESTORS FUNDS
                           SECOND AMENDED AND RESTATED



                             MASTER TRUST AGREEMENT


                                   ____, 2000


                        (C) 1995 Goodwin, Procter & Hoar
                               All Rights Reserved

                                TABLE OF CONTENTS

                                                                            Page

                                TABLE OF CONTENTS


ARTICLE I - NAME AND DEFINITIONS...........................................1
         Section 1. 1 Name and Principal Office............................1
         Section 1.2 Definitions...........................................1
                (a)  "Trust"...............................................1
                (b)  "Trustees"............................................1
                (c)  "Shares"..............................................1
                (d)  "Series"..............................................1
                (e)  "Shareholder".........................................1
                (f)  "1940 Act"............................................1
                (g)  "Commission"..........................................2
                (h)  "Declaration of Trust"................................2
                (i)  "By-Laws".............................................2
                (j)  "Class"...............................................2

ARTICLE II - PURPOSE OF TRUST..............................................2

ARTICLE III - THE TRUSTEES.................................................2
         Section 3. 1 Number, Designation, Election, Term, etc.............2
                (a)  Trustees..............................................2
                (b)  Number................................................2
                (c)  Election and .........................................2
                (d)  Resignation and Retirement............................2
                (e)  Removal...............................................3
                (f)  Vacancies.............................................3
                (g)  Effect of Death, Resignation, etc.....................3
                (h)  No Accounting.........................................3
         Section 3.2 Powers of Trustees....................................3
                (a)  Investments...........................................4
                (b)  Disposition of Assets.................................4
                (c)  Ownership Powers......................................4
                (d)  Subscription..........................................4
                (e)  Form of Holding.......................................4
                (f)  Reorganization, etc...................................4
                (g)  Voting Trusts, etc....................................5
                (h)  Compromise............................................5
                (i)  Partnerships, etc.....................................5
                (j)  Borrowing and Security................................5
                (k)  Guarantees, etc.......................................5
                (1)  Insurance.............................................5
                (m)  Pensions, etc.........................................5
                (n)  Distribution Plans....................................5
         Section 3.3 Certain Contracts.....................................6
                (a)   Advisory.............................................6
                (b)  Administration........................................6
                (c)  Distribution..........................................6
                (d)  Custodian and Depository..............................6
                (e)  Transfer and Dividend Disbursing Agency...............6
                (f)  Shareholder Servicing.................................6
                (g)  Accounting............................................6
         Section 3.4 Payment of Trust Expenses and Compensation of
           Trustees........................................................7
         Section 3.5 Ownership of Assets of the Trust......................8
ARTICLE IV - SHARES........................................................8
         Section 4.1 Description of Shares.................................8
         Section 4.2 Establishment and Designation of Sub-Trusts
           and Classes.....................................................9
         Section 4.3 Rights and Preferences of Sub-Trusts..................9
                (a)  Assets Belonging to Sub-Trusts........................9
                (b)  Liabilities Belonging to Sub-Trusts..................10
                (c)  Determination of Treatment as
                         Income and/or Capital............................10
                (d)  Dividends............................................10
                (e)  Liquidation..........................................11
                (f)  Voting...............................................11
                (g)  Redemption by Shareholder............................11
                (h)  Redemption by Trust..................................11
                (i)  Net Asset Value......................................12
                (j)  Transfer.............................................12
                (k)  Equality.............................................12
                (l)  Fractions............................................13
                (m)  Conversion Rights....................................13
                (n)  Class Differences....................................13
         Section 4.4 Ownership of Shares..................................13
         Section 4.5 Investments in the Trust.............................13
         Section 4.6 No Pre-emptive Rights................................13
         Section 4.7 Status of Shares and Limitation of Personal
           Liability......................................................13

ARTICLE V - SHAREHOLDERS' VOTING POWERS AND MEETINGS......................14
         Section 5.1 Voting Powers........................................14
         Section 5.2 Meetings.............................................14
         Section 5.3 Record Dates.........................................15
         Section 5.4 Quorum and Required Vote.............................15
         Section 5.5 Action by Written Consent............................15
         Section 5.6 Inspection of Records................................15
         Section 5.7 Additional Provisions................................15
         Section 5.8 Shareholder Communications...........................15

ARTICLE VI - LIMITATION OF LIABILITY: INDEMNIFICATION.....................16
         Section 6.1 Trustees, Shareholders, etc. Not Personally
           Liable: Notice.................................................16
         Section 6.2 Notice for Contracts.................................16
         Section 6.3 Trustee's Good Faith Action: Expert Advice:
           No Bond or Surety..............................................16
         Section 6.4 Indemnification of Shareholders......................17
         Section 6.5 Indemnification of Trustees, Officers, etc...........17
         Section 6.6 Compromise Payment...................................18
         Section 6.7 Indemnification Not Exclusive, etc...................18
         Section 6.7 Liability of Third Persons Dealing with Trustees.....18

ARTICLE VII - MISCELLANEOUS...............................................18
         Section 7.1 Duration and Termination of Trust....................18
         Section 7.2 Reorganization.......................................19
         Section 7.3 Amendments...........................................19
         Section 7.4 Filing of Copies: References, Headings...............20
         Section 7.5 Applicable Law.......................................20
         Section 7.6 Resident Agent.......................................20

                           U.S. GLOBAL INVESTORS FUNDS

                           SECOND AMENDED AND RESTATED
                             MASTER TRUST AGREEMENT


     AGREEMENT AND DECLARATION OF TRUST (the "Agreement) made at Boston, Massachusetts the 31st day of July, 1984 by the Trustees hereunder, and by the holders of shares of beneficial interest to be issued hereunder, is hereby amended and restated in its entirety this ___ day of __________ in the City of San Antonio in the State of Texas, as follows:



                                   WITNESSETH

     WHEREAS this Trust has been formed to carry on the business of an investment company; and

     WHEREAS the Trustees have agreed to manage all property coming into their hands as trustees of a Massachusetts business trust in accordance with the provisions hereinafter set forth;

     NOW, THEREFORE, the Trustees hereby declare that they will hold all cash, securities and other assets which they may from time to time acquire in any manner as Trustees hereunder IN TRUST to manage and dispose of the same upon the following terms and conditions for the benefit of the holders from time to time of shares of beneficial interest in this Trust or Sub-Trusts created hereunder as hereinafter set forth.

                        ARTICLE I - NAME AND DEFINITIONS


     Section 1. 1 NAME AND PRINCIPAL OFFICE. This Trust shall be known as U.S. Global Investors Funds and the Trustees shall conduct the business of the Trust under that name or any other name or names as they may from time to time determine. The principal office of the Trust shall be located at 7900 Callaghan Road, San Antonio, Texas or at such other location as the Trustees may from time to time determine.


     Section 1.2 Definitions. Whenever used herein, unless otherwise required by the context or specifically provided:

          (a) The "Trust" refers to the Massachusetts business trust established by this Trust Agreement, as amended from time to time, inclusive of each and every Sub-Trust established hereunder;

          (b) "Trustees" refers to the Trustees of the Trust and of each Sub-Trust hereunder named herein or elected in accordance with Article III;

          (c) "Shares" refers to the transferable units of interest into which the beneficial interest in the Trust and each Sub-Trust of the Trust and/or any class of any Sub-Trust (as the context may require) shall be divided from time to time;

          (d) "Series" refers to Series of Shares established and designated under or in accordance with the provisions of Article IV, each of which Series shall be a Sub-Trust of the Trust;

          (e) "Shareholder" means a record owner of Shares;

          (f) The "1940 Act" refers to the Investment Company Act of 1940 and the Rules and Regulations thereunder, all as amended from time to time;

          (g) The term "Commission" shall have the meaning given it in the 1940 Act;

          (h) "Declaration of Trust" shall mean this Agreement and Declaration of Trust as amended or restated from time to time;

          (i) "By-Laws" shall mean the By-Laws of the Trust as amended from time to time; and


          (j) "Class" refers to any class of Shares of any Series or Sub-Trust established and designated under or in accordance with the provisions of Article IV.


                          ARTICLE 11 - PURPOSE OF TRUST

     The purpose of the Trust is to operate as an investment company and to offer Shareholders of the Trust and each Sub-Trust of the Trust one or more investment programs primarily in securities and debt instruments. The Trust shall also have the power to invest in precious metals, bullion and gold coins.

                           ARTICLE III - THE TRUSTEES

     Section 3. 1 Number, Designation, Election, Term, etc.

          (a) Trustees. The Trustees hereof are John P. Allen, P.O. Box 160323, San Antonio, Texas; E. Douglas Hodo, 7706 Fondren, Houston, Texas; Frank E. Holmes, 7900 Callaghan Road, San Antonio, Texas; W.C.J. van Rensburg, 6010 Sierra Arbor Court, Austin, Texas; W.W. McAllister, III, 7550 1H-10 West, Suite 700, San Antonio, Texas; Clark R. Mandigo, 15050 Jones Maltsberger, San Antonio, Texas.



          (b) NUMBER. The Trustee(s) serving as such, whether named above or hereafter becoming a Trustee, may increase or decrease the number of Trustees to a number other than the number theretofore determined. No decrease in the number of Trustees shall have the effect of removing any Trustee from office prior to the expiration of his term, but the number of Trustees may be decreased in conjunction with the removal of a Trustee pursuant to subsection (e) of this
Section 3.1.

          (c) ELECTION AND TERM. The Trustees shall be elected by Shareholders of the Trust. Each Trustee, whether named above or hereafter becoming a Trustee, shall serve as a Trustee of the Trust and of each Sub-Trust hereunder during the lifetime of this Trust and until its termination as hereinafter provided except as such Trustee sooner dies, resigns or is removed. Subject to Section 16(a) of the 1940 Act, the Trustees may elect their own successors and may, pursuant to
Section 3.1 (f) hereof, appoint Trustees to FILL vacancies.

          (d) RESIGNATION AND RETIREMENT. Any Trustee may resign his trust or retire as a Trustee, by written instrument signed by him and delivered to the other Trustees or to any officer of the Trust, and such resignation or retirement shall take effect upon such delivery or upon such later date as is specified in such instrument and shall be effective as to the Trust and each Sub-Trust hereunder.

          (e) REMOVAL. Any Trustee may be removed with or without cause at any time: (i) by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal, specifying the date upon which such removal shall become effective; or (ii) by vote of Shareholders holding not less than two- thirds of the Shares then outstanding, cast in person or by proxy at any meeting called for the purpose; or (iii) by a written declaration signed by Shareholders holding not less than two-thirds of the Shares then outstanding and filed with the Trust's Custodian. Any such removal shall be effective as to the Trust and each Sub-Trust hereunder.

          (f) VACANCIES. Any vacancy or anticipated vacancy resulting from any reason, including without limitation the death, resignation, retirement, removal or incapacity of any of the Trustees, or resulting from an increase in the number of Trustees by the other Trustees may (but need not unless required by the 1940 Act) be filled either by a majority of the remaining Trustees, subject to the provisions of Section 16(a) of the 1940 Act, through the appointment in writing of such other person as such remaining Trustees in their discretion shall determine and such appointment shall be effective upon the written acceptance of the person named therein to serve as a Trustee and agreement by such person to be bound by the provisions of this Declaration of Trust, except that any such appointment in anticipation of a vacancy to occur by reason of retirement, resignation, or increase in number of Trustees to be effective at a later date shall become effective only at or after the effective date of said retirement, resignation, or increase in number of Trustees. As soon as any Trustee so appointed shall have accepted such appointment and shall have agreed in writing to be bound by this Declaration of Trust and the appointment is effective, the Trust estate shall vest in the new Trustee, together with the continuing Trustees, without any further act or conveyance.

          (g) EFFECT OF DEATH, RESIGNATION, ETC. The death, resignation, retirement, removal, or incapacity of the Trustees, or any one of them, shall not operate to annul or terminate the Trust or any Sub- Trust hereunder or to revoke or terminate any existing agency or contract created or entered into pursuant to the terms of this Declaration of Trust.

          (h) NO ACCOUNTING. Except to the extent required by the 1940 Act or under circumstances which would justify his removal for cause, no person ceasing to be a Trustee as a result of his death, resignation, retirement, removal or incapacity (nor the estate of any such person) shall be required to make an accounting to the Shareholders or remaining Trustees upon such cessation.

     Section 3.2 POWERS OF TRUSTEES. Subject to the provisions of this Declaration of Trust, the business of the Trust shall be managed by the Trustees, and they shall have all powers necessary or convenient to carry out that responsibility and the purpose of the Trust. Without limiting the foregoing, the Trustees may adopt By-Laws not inconsistent with this Declaration of Trust providing for the conduct of the business and affairs of the Trust and may amend and repeal them to the extent that such By-Laws do not reserve that right to the Shareholders; they may from time to time in accordance with the provisions of Section 4.1 hereof establish Sub-Trusts, each such Sub-Trust to cooperate as a separate and distinct investment medium and with separately defined investment objectives and policies and distinct investment purpose; they may from time to time in accordance with the provisions of Section 4.1 hereof establish classes of Shares of any Series or Sub-Trust or divide the Shares of any Series or Sub-Trust into classes; they may as they consider appropriate elect and remove officers and appoint and terminate agents and consultants and hire and terminate employees, any one or more of the foregoing of whom may be a Trustee, and may provide for the compensation of all of the foregoing; they may appoint from their own number, and terminate any one or more committees consisting of two or more Trustees, including without implied limitation an executive committee, which may, when the Trustees are not in session and subject to the 1940 Act, exercise some or all of the power and authority of the Trustees as the Trustees may determine; in accordance with Section 3.3 they may employ one or more Advisers, Administrators, Depositories and Custodians and may authorize any Depository or Custodian to employ subcustodians or agents and to deposit all or any part of such assets in a system or systems for the central handling of securities and debt instruments, retain transfer, dividend, accounting or Shareholder servicing agents or any of the foregoing, provide for the distribution of Shares by the Trust through one or more distributors, principal underwriters or otherwise, set record dates or times for the determination of Shareholders or various of them with respect to various matters; they may compensate or provide for the compensation of the Trustees, officers, advisers, administrators, custodians, other agents, consultants and employees of the Trust or the Trustees on such terms as they deem appropriate; and in general they may delegate to any officer of the Trust, to any committee of the Trustees and to any employee, adviser, administrator, distributor, depository, custodian, transfer and dividend disbursing agent, or any other agent or consultant of the Trust such authority, powers, functions and duties as they consider desirable or appropriate for the conduct of the business and affairs of the Trust, including without implied limitation the power and authority to act in the name of the Trust and of the Trustees, to sign documents and to act as attorney-in-fact for the Trustees.

     Without limiting the foregoing and to the extent not inconsistent with the 1940 Act or other applicable law, the Trustees shall have power and authority for and on behalf of the Trust and each separate Sub-Trust established hereunder:

          (a) INVESTMENTS. To invest and reinvest cash and other property, and to hold cash or other property uninvested without in any event being bound or limited by any present or future law or custom in regard to investments by trustees;

          (b) DISPOSITION OF ASSETS. To sell, exchange, lend, pledge, mortgage, hypothecate, write options on and lease any or all of the assets of the Trust;

          (c) OWNERSHIP POWERS. To vote or give assent, or exercise any rights of ownership, with respect to stock or other securities, debt instruments or property; and to execute and deliver proxies or powers of attorney to such person or persons as the Trustees shall deem proper, granting to such person or persons such power and discretion with relation to securities, debt instruments or property as the Trustees shall deem proper;

          (d) SUBSCRIPTION. To exercise powers and rights of subscription or otherwise which in any manner arise out of ownership of securities or debt instruments;

          (e) FORM OF HOLDING. To hold any security, debt instrument or property in a form not indicating any trust, whether in bearer, unregistered or other negotiable form, or in the name of the Trustees or of the Trust or of any Sub-Trust or in the name of a custodian, subcustodian or other depositary or a nominee or nominees or otherwise;

          (f) REORGANIZATION, ETC. To consent to or participate in any plan for the reorganization, consolidation or merger of any corporation or issuer, any security or debt instrument of which is or was held in the Trust; to consent to any contract, lease, mortgage, purchase or sale of property by such corporation or issuer, and to pay calls or subscriptions with respect to any security or debt instrument held in the Trust;

          (g) VOTING TRUSTS, ETC. To join with other holders of any securities or debt instruments in acting through a committee, depositary, voting trustee or otherwise, and in that connection to deposit any security or debt instrument with, or transfer any security or debt instrument to, any such committee, depositary or trustee, and to delegate to them such power and authority with relation to any security or debt instrument (whether or not so deposited or transferred) as the Trustees shall deem proper, and to agree to pay, and to pay, such portion of the expenses and compensation of such committee, depositary or trustee as the Trustees shall deem proper;

          (h) COMPROMISE. To compromise, arbitrate or otherwise adjust claims in favor of or against the Trust or any Sub-Trust or any matter in controversy, including but not limited to claims for taxes;

          (i) PARTNERSHIPS, ETC. To enter into joint ventures, general or limited partnerships and any other combinations or associations;

          (j) BORROWING AND SECURITY. To borrow funds and to mortgage and pledge the assets of the Trust or any part thereof to secure obligations arising in connection with such borrowing;

          (k) GUARANTEES, ETC. To endorse or guarantee the payment of any notes or other obligations of any person; to make contracts of guaranty or suretyship, or otherwise assume liability for payment thereof; and to mortgage and pledge the Trust property or any part thereof to secure any of or all such obligations;

          (1) INSURANCE. To purchase and pay for entirely out of Trust property such insurance as they may deem necessary or appropriate for the conduct of the business, including, without limitation, insurance policies insuring the assets of the Trust and payment of distributions and principal on its portfolio investments, and insurance policies insuring the Shareholders, Trustees, officers, employees, agents, consultants, investment advisers, managers, administrators, distributors, principal underwriters, or independent contractors, or any thereof (or any person connected therewith), of the Trust individually against all claims and liabilities of every nature arising by reason of holding, being or having held any such office or position, or by reason of any action alleged to have been taken or omitted by any such person in any such capacity, including any action taken or omitted that may be determined to constitute negligence, whether or not the Trust would have the power to indemnify such person against such liability;

          (m) PENSIONS, ETC. To pay pensions for faithful service, as deemed appropriate by the Trustees, and to adopt, establish and carry out pension, profit-sharing, share bonus, share purchase, savings, thrift and other retirement, incentive and benefit plans, trust and provisions, including the purchasing of life insurance and annuity contracts as a means of providing such retirement and other benefits, for any or all of the Trustees, officers, employees and agents of the Trust; and

          (n) DISTRIBUTION PLANS. To adopt on behalf of the Trust or any Sub-Trust with respect to any class thereof a plan of distribution and related agreements thereto pursuant to the terms of Rule 12b-1 of the 1940 Act and to make payments from the assets of the Trust or the relevant Sub-Trust or Sub-Trusts pursuant to said Rule 12b-1 Plan.


     Except as otherwise provided by the 1940 Act or other applicable law, this Declaration of Trust or the By-Laws, any action to be taken by the Trustees on behalf of the Trust or any Sub-Trust may be taken by a majority of the Trustees present at a meeting of Trustees (a quorum, consisting of at least a majority of the Trustees then in office, being present), within or without Massachusetts, including any meeting held by means of a conference telephone or other communications equipment by means of which all persons participating in the meeting can hear each other at the same time and participation by such means shall constitute presence in person at a meeting, or by written consents of a majority of the Trustees then in office (or such larger or different number as may be required by the 1940 Act or other applicable law).


     Section 3.3 CERTAIN CONTRACTS. Subject to compliance with the provisions of the 1940 Act, but notwithstanding any limitations of present and future law or custom in regard to delegation of powers by trustees generally, the Trustees may, at any time and from time to time and without limiting the generality of their powers and authority otherwise set forth herein, enter into one or more contracts with any one or more corporations, trusts, associations, partnerships, limited partnerships, other type of organizations, or individuals ("Contracting Party"), to provide for the performance and assumption of some or all of the following services, duties and responsibilities to, for or on behalf of the Trust and/or any Sub-Trust, and/or the Trustees, and to provide for the performance and assumption of such other services, duties and responsibilities in addition to those set forth below as the Trustees may determine appropriate:

          (a) ADVISORY. Subject to the general supervision of the Trustees and in conformity with the stated policy of the Trustees with respect to the investments of the Trust or of the assets belonging to any Sub-Trust of the Trust (as that phrase is defined in subsection (a) of Section 4.2), to manage such investments and assets, make investment decisions with respect thereto, and to place purchase and sale orders for portfolio transactions relating to such investments and assets;

          (b) ADMINISTRATION. Subject to the general supervision of the Trustees and in conformity with any policies of the Trustees with respect to the operations of the Trust and each Sub-Trust (including any classes thereof), to supervise all or any part of the operations of the Trust and each Sub-Trust, and to provide all or any part of the administrative and clerical personnel, office space and office equipment and services appropriate for the efficient administration and operations of the Trust and each Sub-Trust;

          (c) DISTRIBUTION. To distribute the Shares of the Trust and each Sub-Trust (including any classes thereof), to be principal underwriter of such Shares, and/or to act as agent of the Trust and each Sub- Trust in the sale of Shares and the acceptance or rejection of orders for the purchase of Shares;

          (d) CUSTODIAN AND DEPOSITORY. To act as depository for and to maintain custody of the property of the Trust and each Sub-Trust and accounting records in connection therewith;

          (e) TRANSFER AND DIVIDEND DISBURSING AGENCY. To maintain records of the ownership of outstanding Shares, the issuance and redemption and the transfer thereof, and to disburse any dividends declared by the Trustees and in accordance with the policies of the Trustees and/or the instructions of any particular Shareholder to reinvest any such dividends;

          (f) SHAREHOLDER SERVICING. To provide service with respect to the relationship of the Trust and its Shareholders, records with respect to Shareholders and their Shares, and similar matters; and

          (g)  ACCOUNTING.   To  handle  all  or  any  part  of  the  accounting
responsibilities, whether with respect to the Trust's properties, Shareholders or otherwise.

     The same person may be the Contracting Party for some or all of the services, duties and responsibilities to, for and of the Trust and/or the Trustees, and the contracts with respect thereto may contain such terms interpretive of or in addition to the delineation of the services, duties and responsibilities provided for, including provisions that are not inconsistent with the 1940 Act relating to the standard of duty of and the rights to indemnification of the Contracting Party and others, as the Trustees may determine. Nothing herein shall preclude, prevent or limit the Trust or a Contracting Party from entering into sub-contractual arrangements relative to any of the matters referred to in Sections 3.3(a) through (g) hereof.

     The fact that:

          (i) any of the  Shareholders,  Trustees  or officers of the Trust is a shareholder, director, officer, partner, trustee, employee, manager, adviser, principal underwriter or distributor or agent of or for any Contracting Party, or of or for any parent or affiliate of any Contracting Party or that the Contracting Party or any parent or affiliate thereof is a Shareholder or has an interest in the Trust or any Sub-Trust, or that

          (ii) any Contracting Party may have a contrast providing for the rendering of any similar services to one or more other corporations, trusts, associations, partnerships, limited partnerships or other organizations, or have other business or interests, shall not affect the validity of any contract for the performance and assumption of services, duties and responsibilities to, for or of the Trust or any Sub-Trust and/or the Trustees or disqualify any Shareholder, Trustee or officer of the Trust from voting upon or executing the same or create any liability or accountability to the Trust, any Sub-Trust or its Shareholders, provided that in the case of any relationship on interest referred to in the preceding clause (i) on the part of any Trustee or officer of the Trust either (x) the material facts as to such relationship or interest have been disclosed to or are known by the Trustees not having any such relationship or interest and the contract involved is approved in good faith by a majority of such Trustees not having any such relationship or interest (even though such unrelated or disinterested Trustees are less than a quorum of all of the Trustees), (y) the material facts as to such relationship or interest and as to the contract have been disclosed to or are known by the Shareholders entitled to vote thereon and the contract involved is specifically approved in good faith by vote of the Shareholders, or (z) the specific contract involved is fair to the Trust as of the time it is authorized, approved or ratified by the Trustees or by the Shareholders.


          Section 3.4 PAYMENT OF TRUST EXPENSES AND COMPENSATION OF TRUSTEES. The Trustees are authorized to pay or to cause to be paid out of the principal or income of the Trust or any Sub-Trust, or partly out of principal and partly out of income, and to charge or allocate the same to, between or among such one or more of the Sub-Trusts and/or one or more classes of Shares thereof that may be established and designated pursuant to Article IV, as the Trustees deem fair, all expenses, fees, charges, taxes and liabilities incurred or arising in connection with the Trust, any Sub-Trust and/or any class of Shares thereof, or in connection with the management thereof, including, but not limited to, the Trustees' compensation and such expenses and charges for the services of the Trust's officers, employees, investment adviser, administrator, distributor, principal underwriter, auditor, counsel, depository, custodian, transfer agent, dividend disbursing agent, accounting agent, Shareholder servicing agent, and such other agents, consultants, and independent contractors and such other expenses and charges as the Trustees may deem necessary or proper to incur. Without limiting the generality of any other provision hereof, the Trustees shall be entitled to reasonable compensation from the Trust for their services as Trustees and may fix the amount of such compensation.


     Section 3.5 OWNERSHIP OF ASSETS OF THE TRUST. Title to all of the assets of the Trust shall at all times be considered as vested in the Trustees.

                               ARTICLE IV - SHARES

     Section 4.1 DESCRIPTION OF SHARES. The beneficial interest in the Trust shall be divided into Shares, all without par value, but the Trustees shall have the authority from time to time to divide the Shares into two or more Series of Shares, (each of which Series of Shares shall be a separate and distinct Sub-Trust of the Trust, including without limitation those Sub-Trusts specifically established and designated in Section 4.2), as they deem necessary or desirable. Each Sub-Trust established hereunder shall be deemed to be a separate trust under Massachusetts General Laws Chapter 182. The Trustees shall have exclusive power without the requirement of shareholder approval to establish and designate such separate and distinct Sub- Trusts, and to fix and determine the relative rights and preferences as between the shares of the separate Sub- Trusts as to right of redemption and the price, terms and manner of redemption, special and relative rights as to dividends and other distributions and on liquidation, sinking or purchase fund provisions, conversion rights, and conditions under which the several Sub-Trusts shall have separate voting rights or no voting rights.

     In addition, the Trustees shall have exclusive power, without the requirement of Shareholder' approval, to issue classes of Shares of any Sub-Trust or divide the Shares of any Sub-Trust into classes, each class having such different dividend, liquidation, voting and other rights as the Trustees may determine, and may establish and designate the specific classes of Shares of each Sub-Trust. The fact that a Sub-Trust shall have initially been established and designated without any specific establishment or designation of classes (i.e., that all Shares of such Sub-Trust are initially of a single class), or that a Sub-Trust shall have more than one established and designated class, shall not limit the authority of the Trustees to establish and designate separate classes, or one or more further classes, of said Sub-Trust without approval of the holders of the initial class thereof, or previously established and designated class or classes thereof, provided that the establishment and designation of such further separate classes would not adversely affect the rights of the holders of the initial or previously established and designated class or classes.


     The number of authorized Shares and the number of Shares of each Sub-Trust or class thereof that may be issued is unlimited, and the Trustees may issue Shares of any Sub-Trust or class thereof for such consideration and on such terms as they may determine (or for no consideration if pursuant to a Share dividend or split-up), all without action or approval of the Shareholders. All Shares when so issued on the terms determined by the Trustees shall be fully paid and non-assessable (but may be subject to mandatory contribution back to the Trust as provided in Subsection (a) of Section 4.3). The Trustees may classify or reclassify any unissued Shares or any Shares previously issued and reacquired of any Sub-Trust or class thereof into one or more Sub-Trusts or classes thereof that may be established and designated from time to time. The Trustees may hold as treasury Shares, reissue for such consideration and on such terms as they may determine, or cancel, at their discretion from time to time, any Shares of any Sub-Trust or class thereof reacquired by the Trust.

     The Trustees may, at anytime, abolish or terminate the Trust, Sub-Trust or class thereof if no shares of that Trust, Sub-Trust or class, as the case may be, are outstanding.


     The Trustees may from time to time close the transfer books or establish record dates and times for the purposes of determining the holders of Shares entitled to be treated as such, to the extent provided or referred to or Section 5.3.

     The establishment and designation of any Sub-Trust or of any class of Shares of any Sub-Trust in addition to those established and designated in
Section 4.2 shall be effective upon the execution by a majority of the then Trustees of an instrument setting forth such establishment and designation and the relative rights and preferences of the Shares of such Sub-Trust or class, or as otherwise provided in such instrument. At any time that there are no Shares outstanding of any particular Sub-Trust or class previously established and designated the Trustees may by an instrument executed by a majority of their number (or by an instrument executed by an officer of the Trust pursuant to the vote of a majority of the Trustees) abolish that Sub-Trust or class and the establishment and designation thereof. Each instrument referred to in this paragraph shall have the status of an amendment to this Declaration of Trust.

     Any Trustee, officer or other agent of the Trust, and any Organization in which any such person is interested may acquire, own, hold and dispose of Shares of any Sub-Trust (including any classes thereof) of the Trust to the same extent as if such person were not a Trustee, officer or other agent of the Trust; and the Trust may issue and sell or cause to be issued and sold and may purchase Shares of any Sub-Trust (including any classes thereof) from any such person or any such organization subject only to the general limitations, restrictions or other provisions applicable to the sale or purchase of Shares of such Sub-Trust (including any classes thereof) generally.


     Section 4.2 ESTABLISHMENT AND DESIGNATION OF SUB-TRUSTS AND CLASSES. Without limiting the authority of the Trustees set forth in Section 4.1 to establish and designate any further Sub-Trusts, the Trustees hereby establish and designate eleven Sub-Trusts: Gold Shares Fund, Global Resources Fund, World Gold Fund, U.S. Treasury Securities Cash Fund, All American Equity Fund, Equity Income Fund, Tax Free Fund, U.S. Government Securities Savings Fund, Real Estate Fund, Near-Term Tax Free Fund, and China Region Opportunity Fund. Each such Sub-Trust shall consist of one class of Shares.

         Section 4.3 RIGHTS AND PREFERENCES OF SUB-TRUSTS. The Shares of each such Sub-Trust and class thereof and any Shares of any further Sub-Trusts or classes thereof that may from time to time be established and designated by the Trustees shall (unless the Trustees otherwise determine with respect to some further Sub-Trust or class thereof at the time of establishing and designating the same) have the following relative rights and preferences:

          (a) ASSETS BELONGING TO SUB-TRUSTS. All consideration received by the Trust for the issue or sale of Shares of a particular Sub-Trust or any classes thereof, together with all assets in which such consideration is invested or reinvested, all income, earnings, profits, and proceeds thereof, including any proceeds derived from the sale, exchange or liquidation of such assets, and any funds or payments derived from any reinvestment of such proceeds in whatever form the same may be, shall be held by the Trustees in trust for the benefit of the holders of Shares of that Sub-Trust or class thereof and shall irrevocably belong to that Sub-Trust (and be allocable to any classes thereof) for all purposes, and shall be so recorded upon the books of account of the Trust. Such consideration, assets, income, earnings, profits, and proceeds thereof, including any proceeds derived from the sale, exchange or liquidation of such assets, and any funds or payments derived from any reinvestment of such proceeds, in whatever form the same may be, together with any General Items allocated to that Sub-Trust as provided in the following sentence, are herein referred to as "assets belonging to" that Sub-Trust (and allocable to any classes thereof). In the event that there are any assets, income, earnings, profits, and proceeds thereof, funds, or payments which are not readily identifiable as belonging to any particular Sub-Trust (collectively "General Items"), the Trustees shall allocate such General Items to and among any one or more of the Sub-Trusts established and designated from time to time in such manner and on such basis as they, in their sole discretion, deem fair and equitable; and any General Items so allocated to a particular Sub-Trust shall belong to that Sub-Trust (and be allocable to any classes thereof). Each such allocation by the Trustees shall be conclusive and binding upon the Shareholders of all Sub-Trusts (including any classes thereof) for all purposes.

          (b) LIABILITIES BELONGING TO SUB-TRUSTS. The assets belonging to each particular Sub-Trust shall be charged with the liabilities in respect of that Sub-Trust and all expenses, costs, charges and reserves attributable to that Sub-Trust, and any general liabilities, expenses, costs, charges or reserves of the Trust which are not readily identifiable as belonging to any particular Sub-Trust shall be allocated and charged by the Trustees to and among any one or more of the Sub-Trusts established and designated from time to time in such manner and on such basis as the Trustees in their sole discretion deem fair and equitable. In addition, the liabilities in respect of a particular class of Shares of a particular Sub-Trust and all expenses, costs, charges and reserves belonging to that class of Shares, and any general liabilities, expenses, costs, charges or reserves of that particular Sub-Trust which are not readily identifiable as belonging to any particular class of Shares of that Sub-Trust shall be allocated and charged by the Trustees to and among any one or more of the classes of Shares of that Sub-Trust established and designated from time to time in such manner and on such basis as the Trustees in their sole discretion deem fair and equitable. The liabilities, expenses, costs, charges and reserves allocated and so charged to a Sub-Trust or class thereof are herein referred to as "liabilities belonging to" that Sub-Trust or class thereof. Each allocation of liabilities, expenses, costs, charges and reserves by the Trustees shall be conclusive and binding upon the Shareholders of all Sub-Trusts (including any classes thereof) for all purposes. Any creditor of any Sub-Trust may look only to the assets of that Sub-Trust to satisfy such creditor's debt.

          (c) DETERMINATION OF TREATMENT AS INCOME AND/OR CAPITAL. The Trustees shall have full discretion, to the extent not inconsistent with the 1940 Act, to determine which items shall be treated as income and which items as capital; and each such determination and allocation shall be conclusive and binding upon the Shareholders.

          (d) DIVIDENDS. Dividends and distributions on Shares of a particular Sub-Trust or any class thereof may be paid with such frequency as the Trustees may determine, which may be daily or otherwise pursuant to a standing resolution or resolutions adopted only once or with such frequency as the Trustees may determine, to the holders of Shares of that Sub-Trust or class, from such of the income and capital gains, accrued or realized, from the assets belonging to that Sub-Trust, or in the case of a class, belonging to that Sub-Trust and allocable to that class, as the Trustees may determine, after providing for actual and accrued liabilities belonging to that Sub-Trust or class. All dividends and distributions on Shares of a particular Sub- Trust or class thereof shall be distributed pro rata to the holders of Shares of that Sub-Trust or class in proportion to the number of Shares of that Sub-Trust or class held by such holders at the date and time of record established for the payment of such dividends or distributions, except that in connection with any dividend or distribution program or procedure the Trustees may determine that no dividend or distribution shall be payable on Shares as to which the Shareholder's purchase order and/or payment have not been received by the time or times established by the Trustees under such program or procedure. Such dividends and distributions may be made in cash or Shares of that Sub-Trust or class or a combination thereof as determined by the Trustees or pursuant to any program that the Trustees may have in effect at the time for the election by each Shareholder of the mode of the making of such dividend or distribution to that Shareholder. Any such dividend or distribution paid in Shares will be paid at the net asset value thereof as determined in accordance with subsection (i) of Section 4.3.


          (e) LIQUIDATION. In the event of the liquidation or dissolution of the Trust, any Sub-Trust or class thereof the Shareholders of each Sub-Trust or any class thereof that has been established and designated shall be entitled to receive, when and as declared by the Trustees, the excess of the assets belonging to that Sub-Trust, or in the case of a class, belonging to that Sub-Trust and allocable to that class, over the liabilities belonging to that Sub-Trust or class. Upon the liquidation or dissolution of the Trust or any Sub-Trust or class pursuant to this Section 4.3(e) the Trustees shall make provisions for the payment of all outstanding obligations, taxes and other liabilities, accrued or contingent, of the Trust or that Sub-Trust or class. The assets so distributable to the Shareholders of any particular Sub-Trust or class thereof shall be distributed among such Shareholders in proportion to the relative net asset value, as defined in Section 4.3(i), of such Shares. The liquidation or dissolution of any particular Sub-Trust or class thereof may be authorized by vote of a majority of the Trustees then in office without the approval of the Shareholders of the Trust or that Sub-Trust or class thereof.

          (f) VOTING. On each matter submitted to a vote of the Shareholders, each holder of a Share of each Sub-Trust shall be entitled to one vote for each whole Share and for a proportionate fractional vote for each fractional Share standing in his name on the books of the Trust and all shares of each Sub-Trust or class thereof shall vote as a separate class, except as to voting for Trustees and as otherwise required by the 1940 Act. As to any matter which does not affect the interest of a particular Sub-Trust or class thereof, only the holders of Shares of one or more of the affected Sub-Trusts or classes thereof shall be entitled to vote.

          (g) REDEMPTION BY SHAREHOLDER. Each holder of Shares of a particular Sub-Trust or any class thereof shall have the right at such times as may be permitted by the Trust, but no less frequently than once each week, to require the Trust to redeem all or any part of his Shares of that Sub-Trust or class thereof at a redemption price equal to the net asset value per Share of that Sub-Trust or class thereof next determined in accordance with subsection (h) of this Section 4.2 after the Shares are properly tendered for redemption. Payment of the redemption price shall be in cash; provided, however, that if the Trustees determine, which determination shall be conclusive, that conditions exist which make payment wholly in cash unwise or undesirable, the Trust may make payment wholly or partly in securities or other assets belonging to the Sub- Trust of which the Shares being redeemed are part at the value of such securities or assets used in such determination of net asset value.


     Notwithstanding the foregoing, the Trust may postpone payment of the redemption price and may suspend the right of the holders of Shares of any Sub-Trust or class thereof to require the Trust to redeem Shares of that Sub-Trust during any period or at any time when and to the extent permissible under the 1940 Act.


          (h) REDEMPTION BY TRUST. Each Share of each Sub-Trust or class thereof that has been established and designated is subject to redemption by the Trust at the redemption price which would be applicable if such Share was then being redeemed by the Shareholder pursuant to subsection (f) of this Section 4.2: (a) at any time, if the Trustees determine in their sole discretion that failure to so redeem may have materially adverse consequences to the holders of the Shares of the Trust or any Sub-Trust thereof or class thereof, or (b) upon such other conditions as may from time to time be determined by the Trustees and set forth in the then current Prospectus of the Trust with respect to maintenance of Shareholder accounts of a minimum amount. Upon such redemption the holders of the Shares so redeemed shall have no further right with respect thereto other than to receive payment of such redemption price.

          (i) NET ASSET VALUE. The net asset value per Share of any Sub-Trust shall be (a) in the case of a Sub-Trust whose Shares are not divided into classes, the quotient obtained by dividing the value of the net assets of that Sub-Trust (being the value of the assets belonging to that Sub-Trust less the liabilities belonging to that Sub-Trust) by the total number of Shares of that Sub-Trust outstanding, and (b) in the case of a class of Shares of a Sub-Trust whose Shares are divided into classes, the quotient obtained by dividing the value of the assets of that Sub-Trust allocable to such class (less the liabilities belonging to such class) by the total number of Shares of such class outstanding; all determined in accordance with the methods and procedures, including without limitation those with respect to rounding, established by the Trustees from time to time.


     The Trustees may determine to maintain the net asset value per Share of any Sub-Trust at a designated constant dollar amount and in connection therewith may adopt procedures not inconsistent with the 1940 Act for the continuing declarations of income attributable to that Sub-Trust as dividends payable in additional Shares of that Sub-Trust at the designated constant dollar amount and for the handling of any losses attributable to that Sub-Trust. Such procedures may provide that in the event of any loss each Shareholder shall be deemed to have contributed to the capital of the Trust attributable to that Sub-Trust his pro rata portion of the total number of Shares required to be canceled in order to permit the net asset value per Share of that Sub-Trust to be maintained, after reflecting such loss, at the designated constant dollar amount. Each
Shareholder of the Trust shall be deemed to have agreed, by his investment in any Sub-Trust with respect to which the Trustees shall have adopted any such procedure, to make the contribution referred to in the preceding sentence in the event of any such loss.


          (j) TRANSFER. All Shares of each particular Sub-Trust or class thereof shall be transferable, but transfers of Shares of a particular Sub-Trust or class thereof will be recorded on the Share transfer records of the Trust applicable to that Sub-Trust or class only at such times as Shareholders shall have the right to require the Trust to redeem Shares of that Sub-Trust or class and at such other times as may be permitted by the Trustees.

          (k) EQUALITY. Except as provided herein or in the instrument designating and establishing any class of Shares or any Sub-Trust, all Shares of each particular Sub-Trust or class thereof shall represent an equal proportionate interest in the assets belonging to that Sub-Trust, or in the case of a class, belonging to that Sub-Trust and allocable to that class (subject to the liabilities belonging to that Sub-Trust or class), and each Share of any particular Sub-Trust or class shall be equal to each other Share of that Sub-Trust or class; but the provisions of this sentence shall not restrict any distinctions permissible under Subsection (a) of this Section 4.3 that may exist with respect to dividends and distributions on Shares of the same Sub- Trust or class. The Trustees may from time to time divide or combine the Shares of any particular Sub-Trust or class into a greater or lesser number of Shares of that Sub-Trust or class without thereby changing the proportionate beneficial interest in the assets belonging to that Sub-Trust or class or in any way affecting the rights of Shares of any other Sub-Trust or class.

          (l) Fractions. Any fractional Share of any Sub-Trust or class, if any such fractional Share is outstanding, shall carry proportionately all the rights and obligations of a whole Share of that Sub- Trust or class, including rights and obligations with respect to voting, receipt of dividends and distributions, redemption of Shares, and liquidation of the Trust.

          (m) CONVERSION RIGHTS. Subject to compliance with the requirements of the 1940 Act, the Trustees shall have the authority to provide that holders of Shares of any Sub-Trust or class thereof shall have the right to convert said Shares into Shares of one or more other Sub-Trust or class thereof in accordance with such requirements and procedures as may be established by the Trustees.

          (n) CLASS DIFFERENCES. The relative rights and preferences of the classes of any Sub-Trust may differ in such other respects as the Trustees may determine to be appropriate in their sole discretion, provided that such differences are set forth in the resolutions adopted by the Trustees or the instrument establishing and designating such classes and executed by a majority of the Trustees (or by an instrument executed by an officer of the Trust pursuant to a vote of a majority of the Trustees).

     Section 4.4 OWNERSHIP OF SHARES. The ownership of Shares shall be recorded on the books of the Trust or of a transfer or similar agent for the Trust, which bocks shall be maintained separately for the Shares of each Sub-Trust and each class thereof that has been established and designated. No certificates certifying the ownership of Shares need be issued except as the Trustees may otherwise determine from time to time. The Trustees may make such rules as they consider appropriate for the assurance of Shares certificates, the use of facsimile signatures, the transfer of Shares and similar matters. The record books of the Trust as kept by the Trust or any transfer or similar agent, as the case may be, shall be conclusive as to who are the Shareholders and as to the number of Shares of each Sub-Trust and class thereof held from time to time by each such Shareholder.

     Section 4.5 INVESTMENTS IN THE TRUST. The Trustees may accept investments in the Trust and each Sub-Trust thereof from such persons and on such terms and for such consideration, not inconsistent with the provisions of the 1940 Act, as they from time to time authorize. The Trustees may authorize any distributor, principal underwriter, custodian, transfer agent or other person to accept orders for the purchase of Shares that conform to such authorized terms and to reject any purchase orders for Shares whether or not conforming to such authorized terms.

     Section 4.6 NO PRE-EMPTIVE RIGHTS. Shareholders shall have no pre-emptive or other right to subscribe to any additional Shares or other securities issued by the Trust.

     Section 4.7 STATUS OF SHARES AND LIMITATION OF PERSONAL LIABILITY. Shares shall be deemed to the personal property giving only the rights provided in this instrument. Every Shareholder by virtue of having become a Shareholder shall be held to have expressly assented and agreed to the terms hereof and to have become a party hereto. The death of a Shareholder during the continuance of the Trust shall not operate to terminate the Trust or any Sub-Trust thereof nor entitle the representative of any deceased Shareholder to an accounting or to take any action in court or elsewhere against the Trust or the Trustees, but only to the rights of said decedent under this Trust. Ownership of Shares shall not entitle the Shareholder to any title in or to the whole or any part of the Trust property or right to call for a partition or division of the same or for an accounting, nor shall the ownership of Shares constitute the Shareholders partners. Neither the Trust nor the Trustees, nor any officer, employee or agent of the Trust shall have any power to bind personally any Shareholder, nor except as specifically provided herein to call upon any Shareholder for the payment of any sum of money or assessment whatsoever other than such as the Shareholder may at any time personally agree to pay.


              ARTICLE V - SHAREHOLDERS' VOTING POWERS AND MEETINGS

     Section 5.1 VOTING POWERS.  The Shareholders  shall have power to vote only
(i) for the election or removal of Trustees as provided in Section 3.1, (ii) with respect to any contract with a Contracting Party as provided in Section 3.3 as to which Shareholder approval is required by the 1940 Act, (iii) with respect to any reorganization of the Trust or any Sub-Trust to the extent and as provided in Sections 7.2, (iv) with respect to any amendment of this Declaration of Trust to the extent and as provided in Section 7.3, (v) to the same extent as the stockholders of a Massachusetts business corporation as to whether or not a court action, proceeding or claim should or should not be brought or maintained derivatively or as a class action on behalf of the Trust or any Sub-Trust thereof or the Shareholders, (provided, however, that a shareholder of a particular Sub-Trust shall not be entitled to a derivative or class action on behalf of any other Sub-Trust (or shareholder of any other Sub-Trust) of the Trust) and (vi) with respect to such additional matters relating to the Trust as may be required by the 1940 Act, this Declaration of Trust, the By-Laws or any registration of the Trust with the Commission (or any successor agency) or any state, or as the Trustees may consider necessary or desirable. There shall be no cumulative voting in the election of Trustees. Shares may be voted in person or by proxy. Proxies may be given orally or in writing or pursuant to any computerized or mechanical data gathering process specifically approved by the Trustees. A proxy with respect to Shares held in the name of two or more persons shall be valid if executed by any one of them unless at or prior to exercise of the proxy the Trust receives a specific written notice to the contrary from any one of them. A proxy purporting to be executed by or on behalf of a Shareholder shall be deemed valid unless challenged at or prior to its exercise and the burden of proving invalidity shall rest on the challenger. Until Shares are issued, the Trustees may exercise all rights of Shareholders and may take any action required by law, this Declaration of Trust or the By-Laws to be taken by Shareholders.

     Section 5.2 MEETINGS. No annual or regular meeting of Shareholders is required. Special meetings of Shareholders may be called by the Trustees from time to time for the purpose of taking action upon any matter requiring the vote or authority of the Shareholders as herein provided or upon any other matter deemed by the Trustees to be necessary or desirable. Written notice of any meeting of Shareholders shall be given or caused to be given by the Trustees by mailing such notice at least seven days before such meeting, postage prepaid, stating the time, place and purpose of the meeting, to each Shareholder at the Shareholder's address as it appears on the records of the Trust. The Trustees shall promptly call and give notice of a meeting of Shareholders for the purpose of voting upon removal of any Trustee of the Trust when requested to do so in writing by Shareholders holding not less than 10% of the Shares then outstanding. If the Trustees shall fail to call or give notice of any meeting of Shareholders for a period of 30 days after written application by Shareholders holding at least 10% of the Shares then outstanding requesting a meeting be called for a purpose requiring action by the Shareholders as provided herein or in the By-Laws, then Shareholders holding at least 10% of the Shares then outstanding may call and give notice of such meeting, and thereupon the meeting shall be held in the manner provided for herein in case of call thereof by the Trustees.

     Section 5.3 RECORD DATES. For the purpose of determining the Shareholders who are entitled to vote or act at any meeting or any adjournment thereof, or who are entitled to participate in any dividend or distribution, or for the purpose of any other action, the Trustees may from time to time close the transfer books for such period, not exceeding 30 days (except at or in connection with the termination of the Trust), as the Trustees may determine or without closing the transfer books the Trustees may fix a date and time not more than 60 days prior to the date of any meeting of Shareholders or other action as the date and time of record for the determination of Shareholders entitled to vote at such meeting or any adjournment thereof or to be treated as Shareholders of record for purposes of such other action, and any Shareholder who was a Shareholder at the date and time so fixed shall be entitled to vote at such meeting or any adjournment thereof or to be treated as a Shareholder of record for purposes of such other action, even though he has since that date and time disposed of his Shares, and no Shareholder becoming such after that date and time shall be so entitled to vote at such meeting or any adjournment thereof or to be treated as a Shareholder of record for purposes of such other action.


     Section 5.4 QUORUM AND REQUIRED VOTE. Thirty percent (30%) of the Shares entitled to vote shall be a quorum for the transaction of business at a Shareholders' meeting, but any lesser number shall be sufficient for adjournments. Any adjourned session or sessions may be held, within a reasonable time after the date set for the original meeting without the necessity of further notice. A majority of the Shares voted, at a meeting of which a quorum is present, shall decide any questions and a plurality shall elect a Trustee, except when a different vote is required or permitted by any provision of the 1940 Act or other applicable law or by this Declaration of Trust or the By-Laws.


     Section 5.5 ACTION BY WRITTEN CONSENT. Subject to the provisions of the 1940 Act and other applicable law, any action taken by Shareholders may be taken without a meeting if a majority of Shareholders entitled to vote on the matter (or such larger proportion thereof as shall be required by the 1940 Act or by any express provision of this Declaration of Trust or the By-Laws) consent to the action in writing and such written consents are filed with the records of the meetings of Shareholders. Such consent shall be treated for all purposes as a vote taken at a meeting of Shareholders.

     Section 5.6 INSPECTION OF RECORDS. The records of the Trust shall be open to inspection by Shareholders to the same extent as is permitted stockholders of a Massachusetts business corporation under the Massachusetts Business Corporation Law.

     Section  5.7  ADDITIONAL  PROVISIONS.   The  By-Laws  may  include  farther
provisions for Shareholders' votes and meetings and related matters not inconsistent with the provisions hereof.


     Section 5.8 SHAREHOLDER COMMUNICATIONS. Whenever ten or more Shareholders of record have been such for at least six months preceding the date of application, and who hold in the aggregate either Shares having a net asset value of at least $25,000 or at least 1 % of the outstanding Shares, whichever is less, shall apply to the Trustees in writing, stating that they wish to communicate with other Shareholders with a view to obtaining signatures to a request for a Shareholder meeting and accompanied by a form of communication and request which they wish to transmit, the Trustees shall within five business days after receipt of such application either (1) afford to such applicants access to a list of the names and addresses of all Shareholders as recorded on the books of the Trust or Sub-Trust, as applicable; or (2) inform such applicants as to the approximate number of Shareholders of record, and the approximate cost of mailing to them the proposed communication and form of request.

     If the Trustees elect to follow the course specified in Section 5.2 above the Trustees, upon the written request of such applicants, accompanied by a tender of the material to be mailed and of the reasonable expenses of mailing, shall, with reasonable promptness, mail such material to all Shareholders of record at their addresses as recorded on the books, unless within five business days after such tender the Trustees shall mail to such applicants and file with the Commission, together with a copy of the material to be mailed, a written statement signed by at least a majority of the Trustees to the effect that in their opinion either such material contains untrue statements of fact or omits to state facts necessary to make the statements contained therein not misleading, or would be in such violation of applicable law, and specifying the basis of such opinion. The Trustees shall thereafter comply with the requirements of the 1940 Act.


              ARTICLE VI - LIMITATION OF LIABILITY: INDEMNIFICATION

     Section 6.1 TRUSTEES, SHAREHOLDERS, ETC. NOT PERSONALLY LIABLE: NOTICE. All persons extending credit to, contracting with or having any claim against the Trust shall look only to the assets of the Sub-Trust with which such person dealt for payment under such credit, contract or claim; and neither the Shareholders of any Sub-Trust nor the Trustees, nor any of the Trust's officers, employees or agents, whether past, present or future, nor any other Sub-Trust shall be personally liable therefor. Every note, bond, contract, instrument, certificate or undertaking and every other act or thing whatsoever executed or done by or on behalf of the Trust, any Sub-Trust or the Trustees or any of them in connection with the Trust shall be conclusively deemed to have been executed or done only by or for the Trust (or the Sub-Trust) or the Trustees and not personally. Nothing in this Declaration of Trust shall protect any Trustee or officer against any liability to the Trust or the Shareholders to which such Trustee or officer would otherwise be subject by reason of wilful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of the office of Trustee or of such officer.


     Section 6.2 NOTICE FOR CONTRACTS. Every note, bond, contract, instrument, certificate or undertaking made or issued by the Trustees or by any officers or officer shall give notice that this Declaration of Trust is on file with the Secretary of The Commonwealth of Massachusetts and shall recite to the effect that the same was executed - or made by or on behalf of the Trust or by them as Trustees or Trustee or as officers or officer and not individually and that the obligations of such instrument are not binding upon any of them or the Shareholders individually but are binding only upon the assets and property of the Trust, or the particular Sub-Trust in question, as the case may be, but the omission thereof shall not operate to bind any Trustees or Trustee or officers or officer or Shareholders or Shareholder individually.

     Section 6.3 TRUSTEE'S GOOD FAITH ACTION: EXPERT ADVICE: NO BOND OR SURETY. The exercise by the Trustees of their powers and discretions hereunder shall be binding upon everyone interested. A Trustee shall be liable for his own wilful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of the office of Trustee, and for nothing else, and shall not be liable for errors of judgment or mistakes of fact or law. Subject to the foregoing, (a) the Trustees shall not be responsible or liable in any event for any neglect or wrongdoing of any officer, agent, employee, consultant, adviser, administrator, distributor or principal underwriter, custodian or transfer, dividend disbursing, Shareholder servicing or accounting agent of the Trust, nor shall any Trustee be responsible for the act or omission of any other Trustee; (b) the Trustees may take advice of counsel or other experts with respect to the meaning and operation of this Declaration of Trust and their duties as Trustees, and shall be under no liability for any act or omission in accordance with such advice or for failing to follow such advice; and (c) in discharging their duties, the Trustees, when acting in good faith, shall be entitled to rely upon the books of account of the Trust and upon written reports made to the Trustees by any officer appointed by them, any independent public accountant, and (with respect to the subject matter of the contract involved) any officer, partner or responsible employee of a Contracting Party appointed by the Trustees pursuant to Section 3.3. The Trustees as such shall not be required to give any bond or surety or any other security for the performance of their duties.

     Section 6.4 INDEMNIFICATION OF SHAREHOLDERS. In case any Shareholder (or former Shareholder) of any Sub-Trust of the Trust shall be charged or held to be personally liable for any obligation or liability of the Trust solely by reason of being or having been a Shareholder and not because of such Shareholder's acts or omissions or for some other reason, said Sub-Trust (upon proper and timely request by the Shareholder) shall assume the defense against such charge and satisfy any judgment thereon, and the Shareholder or former Shareholder (or his heirs, executors, administrators or other legal representatives or in the case of a corporation or other entity, its corporate or other general successor) shall be entitled out of the assets of said Sub-Trust estate to be held harmless from and indemnified against all loss and expense arising from such liability.

     Section 6.5 INDEMNIFICATION OF TRUSTEES, OFFICERS, ETC. The Trust shall indemnify (from the assets of the Sub-Trust or Sub-Trusts in question) each of its Trustees and officers (including persons who serve at the Trust's request as directors, officers or trustees of another organization in which the Trust has any interest as a shareholder, creditor or otherwise [hereinafter referred to as a "Covered Person"]) against all liabilities, including but not limited to amounts paid in satisfaction of judgments, in compromise or as fines and penalties, and expenses, including reasonable accountants' and counsel fees, incurred by any Covered Person in connection with the defense or disposition of any action, suit or other proceeding, whether civil or criminal, before any court or administrative or legislative body, in which such Covered Person may be or may have been involved as a party or otherwise or with which such person may be or may have been threatened, while in office or thereafter, by reason of being or having been such a Trustee or officer, director or trustee, except with respect to any matter as to which it has been determined in one of the manners described below, that such Covered Person (i) did not act in good faith in the reasonable belief that such Covered Person's action was in or not opposed to the best interests of the Trust or (ii) had acted with wilful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of such Covered Person's office (either and both of the conduct described in (i) and (ii) being referred to hereafter as "Disabling Conduct"). A determination that the Covered Person is entitled to indemnification, despite allegations of Disabling Conduct, may be made by (i) a final decision on the merits by a court or other body before whom the proceeding was brought that the person to be indemnified was not liable by reason of Disabling Conduct, (ii) dismissal of a court action or an administrative proceeding against a Covered Person for insufficiency of evidence of Disabling Conduct, or (iii) a reasonable determination, based upon a review of the facts, that the indemnitee was not liable by reason of Disabling Conduct by (a) a vote of a majority of a quorum of Trustees who are neither "interested persons" of the Trust as defined in section 2(a)(19) of the 1940 Act nor parties to the proceeding, or (b) an independent legal counsel in a written opinion. Expenses, including accountants' and counsel fees so incurred by any such Covered Person (but excluding amounts paid in satisfaction of judgments, in compromise or as fines or penalties), may be paid from time to time in advance of the final disposition of any such action, suit or proceeding, provided that the Covered Person shall have undertaken to repay the amounts so paid to the Sub- Trust in question if it is ultimately determined that indemnification of such expenses is not authorized under this Article VI and (i) the Covered Person shall have provided security for such undertaking,
(ii) the Trust shall be insured against losses arising by reason of any lawful advances, or (iii) a majority of a quorum of the disinterested Trustees who are not a party to the proceeding, or an independent legal counsel in a written opinion, shall have determined, based on a review of readily available facts (as opposed to a FULL trial-type inquiry), that there is reason to believe that the Covered Party ultimately will be found entitled to indemnification.

     Section 6.6 COMPROMISE PAYMENT. As to any matter disposed of by a compromise payment by any such Covered Person referred to in Section 6.4, pursuant to a consent decree or otherwise, no such indemnification either for said payment or for any other expenses shall be provided unless such indemnification shall be approved (a) by a majority of the disinterested Trustees who are not a party to the proceeding or (b) by an independent legal counsel in a written opinion. Approval by the Trustees pursuant to clause (a) or by independent legal counsel pursuant to clause (b) shall not prevent the recovery from any Covered Person of any amount paid to such Covered Person in accordance with any of such clauses as indemnification if such Covered Person is subsequently adjudicated by a court of competent jurisdiction not to have acted in good faith in the reasonable belief that such Covered Person's action was in or not opposed to the best interests of the Trust or to have been liable to the Trust or its Shareholders by reason of wilful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of such Covered Person's office.

     Section 6.7 INDEMNIFICATION NOT EXCLUSIVE, ETC. The right of indemnification provided by this Article VI shall not be exclusive of or affect any other rights to which any such Covered Person may be entitled. As used. in this Article VI, "Covered Person" shall include such person's heirs, executors and administrators, an "interested Covered Person" is one against whom the action, suit or other proceeding in question or another action, suit or other proceeding on the same or similar grounds is then or has been pending or threatened, and a "disinterested" person is a person against whom none of such actions, suits or other proceedings or another action, suit or other proceeding on the same or similar grounds is then or has been pending or threatened. Nothing contained in this article shall affect any rights to indemnification to which personnel of the Trust, other than Trustees and officers, and other persons may be entitled by contract or otherwise under law, nor the power of the Trust to purchase and maintain liability insurance on behalf of any such person.


     Section 6.7 LIABILITY OF THIRD PERSONS DEALING WITH TRUSTEES. No person dealing with the Trustees shall be bound to make any inquiry concerning the validity of any transaction made or to be made by the Trustees or to see to the application of any payments made or property transferred to the Trust or upon its order.

                           ARTICLE VII - MISCELLANEOUS


     Section 7.1 DURATION AND TERMINATION OF TRUST. Unless terminated as provided herein, the Trust shall continue without limitation of time and, without limiting the generality of the foregoing, no change, alteration or modification with respect to any Sub-Trust or class thereof shall operate to terminate the Trust. The Trust, any Sub-Trust or class thereof may be terminated at any time by a majority of the Trustees then in office, provided that (1) the distribution of any remaining proceeds or assets of the Trust, any Sub-Trust or class thereof, as the case may be, pursuant to Section 4.3(e), has been completed or (2) no shares of the Trust, such Sub-Trust or class thereof, as the case may be, are then outstanding.

     Section 7.2 REORGANIZATION. The Trustees may sell, convey, merge and transfer the assets of the Trust, or the assets belonging to any one or more Sub-Trusts, to another trust, partnership, association or corporation organized under the laws of any state of the United States, or to the Trust to be held as assets belonging to another Sub-Trust of the Trust, in exchange for cash, shares or other securities (including, in the case of a transfer to another Sub-Trust of the Trust, Shares of such other Sub-Trust or class thereof) with such transfer either (1) being made subject to, or with the assumption by the transferee of, the liabilities belonging to each Sub-Trust the assets of which are so transferred, or (2) not being made subject to, or not with the assumption of, such liabilities; provided, however, that no assets belonging to any particular Sub- Trust shall be so transferred unless the terms of such transfer shall have first been approved at a meeting called for the purpose by the affirmative vote of the holders of a majority of the outstanding voting Shares, as defined in the 1940 Act, of that Sub-Trust. Following such transfer, the Trustees shall distribute such cash, shares or other securities (giving due effect to the assets and liabilities belonging to and any other difference among the various Sub-Trusts and classes the assets belonging to which have been so transferred) among the Shareholders of the Sub-Trust the assets belonging to which have been so transferred; and if all of the assets of the Trust have been so transferred, the Trust shall be terminated.

     The Trust, or any one or more Sub-Trusts, may, either as the successor, survivor, or non-survivor, (1) consolidate with one or more other trusts, partnerships, associations or corporations organized under the laws of the Commonwealth of Massachusetts or any other state of the United States, to form a new consolidated trust, partnership, association or corporation under the laws of which any one of the constituent entities is organized, or (2) merge into one or more other trusts, partnerships, associations or corporations organized under the laws of the Commonwealth of Massachusetts or any other state of the United States, or have one or more such trusts, partnerships, associations or corporations merged into it, any such consolidation or merger to be upon such terms and conditions as are specified in an agreement and plan of reorganization entered into by the Trust, or one or more Sub-Trusts as the case may be, in connection therewith. The terms "merge" or "merger" as used herein shall also include the purchase or acquisition of any assets of any other trust, partnership, association or corporation which is an investment company organized under the laws of the Commonwealth of Massachusetts or any other state of the United States. Any such consolidation or merger shall require the affirmative vote of the holders of a majority of the outstanding voting Shares, as defined in the 1940 Act, of each Sub-Trust affected thereby.



     Section 7.3 AMENDMENTS. All rights granted to the Shareholders under this Declaration of Trust are granted subject to the reservation of the right to amend this Declaration of Trust as herein provided, except that no amendment shall repeal the limitations on personal liability of any Shareholder or Trustee or repeal the prohibition of assessment upon the Shareholders without the express consent of each Shareholder or Trustee involved. Subject to the foregoing, the provisions of this Declaration of Trust (whether or not related to the rights of Shareholders) may be amended at any time, so long as such amendment does not adversely affect the rights of any Shareholder with respect to which such amendment is or purports to be applicable and so long as such amendment is not in contravention of applicable law, including the 1940 Act, by an instrument in writing signed by a majority of the then Trustees (or by an officer of the Trust pursuant to the vote of a majority of such Trustees). Any amendment to this Declaration of Trust that adversely affects the rights of Shareholders may be adopted at any time by an instrument in writing signed by a majority of the then Trustees (or by an officer of the Trust pursuant to a vote of a majority of such Trustees) when authorized to do so by the vote in accordance with Subsection (f) of Section 4.2 of Shareholders holding a majority of the Shares entitled to vote. Subject to the foregoing, any such amendment shall be effective as provided in the instrument containing the terms of such amendment or, if there is no provision therein with respect to effectiveness, upon the execution of such instrument and of a certificate (which may be a part of such instrument) executed by a Trustee or officer of the Trust to the effect that such amendment has been duly adopted.


     Section 7.4 FILING OF COPIES: REFERENCES, HEADINGS. The original or a copy of this instrument and of each amendment hereto shall be kept at the office of the Trust where it may be inspected by any Shareholder. A copy of this instrument and of each amendment hereto shall be filed by the Trust with the Secretary of The Commonwealth of Massachusetts and with the Boston City Clerk, as well as any other governmental office where such filing may from time to time be required, but the failure to make any such filing shall not impair the effectiveness of this instrument or any such amendment. Anyone dealing with the Trust may rely on a certificate by an officer of the Trust as to whether or not any such amendments have been made, as to the identities of the Trustees and officers, and as to any matters in connection with the Trust hereunder and, with the same effect as if it were the original, may rely on a copy certified by an officer of the Trust to be a copy of this instrument or of any such amendments. In this instrument and in any such amendment, references to this instrument, and all expressions like "herein", "hereof' and hereunder" shall be deemed to refer to this instrument as a whole as the same may be amended or affected by any such amendments. The masculine gender shall include the feminine and neuter genders. Headings are placed herein for convenience of reference only and shall not be taken as a part hereof or control or affect the meaning, construction or effect of this instrument. This instrument may be executed in any number of counterparts each of which shall be deemed an original.

     Section 7.5 APPLICABLE LAW. This Declaration of Trust is made in The Commonwealth of Massachusetts, and it is created under and is to be governed by and construed and administered according to the laws of said Commonwealth, including the Massachusetts Business Corporation Law as the same may be amended from time to time, to which reference is made with the intention that matters not specifically covered herein or as to which an ambiguity may exist shall be resolved as if the Trust were a business corporation organized in Massachusetts, but the reference to said Business Corporation Law is not intended to give the Trust, the Trustees, the Shareholders or any other person any right, power, authority or responsibility available only to or in connection with an entity organized in corporate form. The Trust shall be of the type referred to in
Section 1 of Chapter 182 of the Massachusetts General Laws and of the type commonly called a Massachusetts business trust, and without limiting the provisions hereof, the Trust may exercise all cowers which are ordinarily exercised by such a trust.

     Section 7.6 RESIDENT AGENT. Edward T. O'Dell, Jr., Goodwin, Procter & Hoar, Exchange Place, Boston, Massachusetts is hereby designated as the resident agent of the Trust in Massachusetts.

     IN WITNESS WHEREOF, the undersigned have hereunto set their hand and seals for themselves and their assigns, as of the day and year first above written.


                                        ----------------------------------------
                                        John P. Allen



                                        ----------------------------------------
                                        E. Douglas Hodo



                                        ----------------------------------------
                                        Frank E. Holmes




                                        ----------------------------------------
                                        Clark R. Mandigo



                                        ----------------------------------------
                                        Walter W. McAllister, III



                                        ----------------------------------------
                                        W.C.J. van Rensburg

                                                       -------------------------
                                                       PRELIMINARY FORM OF PROXY
                                                       -------------------------

VOTE THIS PROXY CARD TODAY! YOUR PROMPT RESPONSE WILL SAVE THE FUNDS' SHAREHOLDERS THE EXPENSE OF ADDITIONAL MAILINGS.

                           U.S. GLOBAL INVESTORS FUNDS
                        -------------------------------
                          CHINA REGION OPPORTUNITY FUND
                            ALL AMERICAN EQUITY FUND
                                REAL ESTATE FUND
                               EQUITY INCOME FUND
                                GOLD SHARES FUND
                                 WORLD GOLD FUND
                              GLOBAL RESOURCES FUND
                                  TAX FREE FUND
                             NEAR-TERM TAX FREE FUND
                     U.S. GOVERNMENT SECURITIES SAVINGS FUND
                       U.S. TREASURY SECURITIES CASH FUND

           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES

     The undersigned, revoking previous proxies, hereby appoint(s) Douglas E. Hodo and Frank E. Holmes, attorneys, with full power of substitution, to vote all shares of the fund(s) indicated above that the undersigned is entitled to vote at the Special Joint Meeting of the Shareholders of the fund(s) to be held on August 17, 2000, and at any adjournments thereof. This proxy shall be voted on the proposals described in the Proxy Statement. Receipt of the Notice of Special Joint Meeting of Shareholders and accompanying Proxy Statement is hereby acknowledged. If a choice is specified, this proxy will be voted as indicated. If no choice is specified, this proxy will be voted for the three proposals. As to any other matter, said attorneys shall vote in accordance with their best judgment.

     NOTE: Please sign exactly as your name appears on this proxy card. When signing as attorney, executor, administrator, trustee or guardian, give full title. If a corporation, sign in the full corporate name by president or other authorized officer. If a partnership, sign in partnership name by authorized person.

                           -----------------------------------------------------
                           SIGNATURE(S)                                   (DATE)


                           -----------------------------------------------------
                           SIGNATURE(s) IF HELD JOINTLY


This proxy may be revoked at any time prior to the exercise of the powers conferred by the proxy.

PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY PROMPTLY IN THE ENCLOSED ENVELOPE.

       THE BOARD OF TRUSTEES RECOMMENDS A VOTE FOR ALL OF THE PROPOSALS.

IF YOU WISH TO VOTE FOR ALL OF THE PROPOSALS AS  RECOMMENDED       [ ] FOR ALL
BY THE BOARD OF TRUSTEES AND DO NOT WANT TO CHECK ALL OF THE           PROPOSALS
"FOR"  BOXES  BELOW,  YOU MAY  CHECK  THE  BOX AT THE  RIGHT
INSTEAD.

1.  TO ELECT THE NOMINEES SPECIFIED BELOW AS TRUSTEES

    Clark R. Mandigo      [ ] FOR all nominees listed    [ ] WITHHOLD
    W.W. McAllister, III      (except as marked to the       authority to vote
                              contrary below)               for all nominees

    To withhold authority to vote for any individual nominee(s), write the name(s) of the nominee(s) on this line:_____________________________________

2.  TO   RATIFY   THE    SELECTION    OF     [ ] FOR   [ ] AGAINST   [ ] ABSTAIN
    INDEPENDENT  AUDITORS  (Shareholders
    of ALL FUNDS  listed on the  reverse
    may vote on this proposal.)

3.  TO  AUTHORIZE  THE TRUSTEES TO ADOPT     [ ] FOR   [ ] AGAINST   [ ] ABSTAIN
    AN AMENDED AND RESTATED MASTER TRUST
    AGREEMENT (Shareholders of ALL FUNDS
    may vote on this proposal.)

4.  TO   RECLASSIFY   OR  AMEND  CERTAIN
    INVESTMENT RESTRICTIONS Shareholders
    of ALL FUNDS  listed on the  reverse
    may vote on 4A through 4I.

4A. To amend the fundamental  investment     [ ] FOR   [ ] AGAINST   [ ] ABSTAIN
    restriction  concerning the issuance
    of senior securities

4B. To amend the fundamental  investment     [ ] FOR   [ ] AGAINST   [ ] ABSTAIN
    restriction concerning underwriting

4C. To amend the fundamental  investment     [ ] FOR   [ ] AGAINST   [ ] ABSTAIN
    restriction concerning borrowing

4D. To amend the fundamental  investment     [ ] FOR   [ ] AGAINST   [ ] ABSTAIN
    restriction  concerning  investments
    in real estate

4E. To amend the fundamental  investment     [ ] FOR   [ ] AGAINST   [ ] ABSTAIN
    restriction  concerning  purchase or
    sale  of  commodities  or  commodity
    futures contracts

4F. To amend the fundamental  investment     [ ] FOR   [ ] AGAINST   [ ] ABSTAIN
    restriction  concerning  the lending
    of assets

4G. To   amend   and    reclassify   the     [ ] FOR   [ ] AGAINST   [ ] ABSTAIN
    fundamental  investment  restriction
    concerning   margin   purchases   of
    securities

4H. To   amend   and    reclassify   the     [ ] FOR   [ ] AGAINST   [ ] ABSTAIN
    fundamental  investment  restriction
    concerning short sales

4I. To   eliminate    the    fundamental     [ ] FOR   [ ] AGAINST   [ ] ABSTAIN
    investment   restriction  concerning
    restricted securities

Only  shareholders  in the  GOLD  SHARES
FUND may vote on 4J and 4K.

4J. To   eliminate    the    fundamental     [ ] FOR   [ ] AGAINST   [ ] ABSTAIN
    investment   restriction  concerning
    investments in restricted securities
    of issuers  with less than two years
    of  continuous   operations

4K. To   eliminate    the    fundamental     [ ] FOR   [ ] AGAINST   [ ] ABSTAIN
    investment   restriction  concerning
    investments in warrants

Only  shareholders in the U.S.  TREASURY
SECURITIES   CASH   FUND  and  the  U.S.
GOVERNMENT SECURITIES SAVINGS FUND may vote on 4L.

4L. To amend the fundamental  investment     [ ] FOR   [ ] AGAINST   [ ] ABSTAIN
    restriction    concerning   industry
    concentration

Shareholders  in all  funds  except  the
GOLD SHARES  FUND,  the WORLD GOLD FUND,
and  the  U.S.   GOVERNMENT   SECURITIES
SAVINGS FUND may vote on 4M.

4M. To eliminate the fundamental  issuer     [ ] FOR   [ ] AGAINST   [ ] ABSTAIN
    percentage  restriction  of  invest-
    ments.

5.  TO  CHANGE  THE  STATUS OF THE CHINA     [ ] FOR   [ ] AGAINST   [ ] ABSTAIN
    REGION     OPPORTUNITY    FUND    TO
    NON-DIVERSIFIED     STATUS     (Only
    shareholders  of  the  CHINA  REGION
    OPPORTUNITY  FUND  may  vote on this
    proposal.)

6.  TO  LIQUIDATE  THE REAL  ESTATE FUND     [ ] FOR   [ ] AGAINST   [ ] ABSTAIN
    (Only   shareholders   of  the  REAL
    ESTATE   FUND   may   vote  on  this
    proposal.)